Supplement to Prospectus

By Supplement to Prospectus ("sticker") dated March 13, 1996, Ameritas Variable Life Insurance Company discloses the following:

On February 27, 1996, AVLIC determined to postpone the merger with Ameritas Life Insurance Corp. ("Ameritas Life") indefinitely.

On March 11, 1996, Ameritas Life and American Mutual Life Insurance Company ("American Mutual"), an Iowa mutual life insurance company, announced an Agreement of Joint Venture ("Agreement").

The terms of the Agreement, which has a closing date of March 29, 1996, require a holding company (AMAL Corporation) to be formed. Also pursuant to the terms of the Agreement, the stock of AVLIC and Ameritas Investment Corp. will be transferred to AMAL Corporation on the closing date. AMAL Corporation will then issue a controlling ownership of the stock to Ameritas Life and a minority ownership of the stock to American Mutual.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.

By Supplement to Prospectus ("Sticker") dated March 13,1996, Ameritas Variable Life Insurance Company discloses the following corrections to its prospectus dated September 1, 1995:

The annual premium for the Extended Guaranteed Death Benefit Rider will equal the Guaranteed Death Benefit premium for nonsmokers taking Death Benefit Option A under the Policy. A higher premium will be required for smokers and/or persons taking Policy Option B. If the required premium exceeds the IRS guideline level premium, the rider cannot be issued. The required annual premium will be adjusted by changes in the Specified Amount, changes in death benefit options or changes in riders.

Disability Benefit Payment Rider. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Insured is disabled. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Insured is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

Payor Disability Rider. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Covered Person specified in the rider is totally disabled, as defined in the rider. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Covered Person is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

The information on Page 30 of the prospectus is corrected by this Supplement.


PROSPECTUS                                                          COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY


FLEXIBLE PREMIUM                                One Ameritas Way/5900 "O" Street
VARIABLE UNIVERSAL LIFE                        P.O. Box 81889/Lincoln, NE  68501

--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable universal life insurance policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company wholly-owned by Ameritas Life Insurance Corp. ("Ameritas Life"). The Policy is designed to provide insurance protection until the Policy Anniversary nearest the Insured's 95th birthday and at the same time provide flexibility to vary the frequency and amount of premium payments and to increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.

The Policy guarantees the Death Benefit as long as the Policy remains in force. The Policyowner may choose death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's accumulation value). The specified amount for a policy is generally $100,000, lower specified amounts may be requested. The Policy provides for a surrender value that can be obtained through partial withdrawals, surrender of the Policy, or through policy loans. There is no minimum guaranteed accumulation value. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that time, so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not generate positive surrender values, after payment of insurance and other charges, during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit Rider which extends this benefit for 10 years and up to 30 years, depending on the age of the Insured.

The Policyowner has the right to examine the Policy and return it for a refund for a limited time (see page 22). The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. After the 13-day period (see page 23), the accumulation value will be allocated to the Subaccounts of AVLIC Separate Account V
("Account") or the Fixed Account as selected by the Policyowner. The accumulation value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. The accumulation value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy. This Policy may also be acquired in exchange for another policy (Form #4002) previously offered by AVLIC (See Exchange Offer, page 31).

The assets of each Subaccount are invested in shares of a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, and/or the Dreyfus Stock Index Fund, (collectively the "Funds"). The Variable Insurance Products Fund is a mutual fund with five portfolios: Money Market, High Income, Equity-Income, Growth and Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios: the Asset Manager, Investment Grade Bond, Index 500*, Contrafund*, and Asset Manager:
Growth* Portfolios. The Alger American Fund is a mutual fund with six portfolios,: Alger American Income and Growth, Alger American MidCap Growth, Alger American Small Capitalization, Alger American Balanced, Alger American Leveraged AllCap*, and Alger American Growth Portfolios. MFS Variable Insurance Trust is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series*, MFS Utilities Series*, and MFS World Governments Series* are offered. The Dreyfus Stock Index Fund has one portfolio. The accompanying prospectuses for the various funds describe the investment objectives and policies and the risks of each of the portfolios of the Funds. The investment gains or losses of the monies placed in the various portfolio Subaccounts will be experienced by the policyowner.

* New funds are only available under newly issued policies. Availability is expected by May 1, 1996, for all policyholders.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust, and Dreyfus Stock Index Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is September 1, 1995.

TABLE OF CONTENTS
Definitions...............................................................   3
Summary...................................................................   5
Ameritas Variable Life Insurance Company and the Account .................   9
      Ameritas Variable Life Insurance Company............................   9
      Ameritas Variable Life Insurance Company Separate Account V.........   9
      The Funds...........................................................  10
      Investment Objectives and Policies Of The Funds' Portfolios.........  10
      Fund Management Fees ...............................................  13
      Addition, Deletion or Substitution of Investments...................  15
      Fixed Account.......................................................  15
Policy Benefits...........................................................  16
      Purposes of the Policy..............................................  16
      Death Benefit Proceeds..............................................  16
      Death Benefit Options...............................................  16
      Methods of Affecting Insurance Protection...........................  18
      Duration of Policy..................................................  18
      Accumulation Value..................................................  19
      Benefits at Maturity................................................  19
      Payment of Policy Benefits..........................................  20
Policy Rights.............................................................  20
      Loan Benefits.......................................................  20
      Surrenders..........................................................  21
      Partial Withdrawals.................................................  21
      Transfers...........................................................  22
      Refund Privilege....................................................  22
      Exchange Privilege..................................................  22
Payment and Allocation of Premiums........................................  23
      Issuance of a Policy................................................  23
      Premiums............................................................  23
      Allocation of Premiums and Accumulation Value.......................  24
      Policy Lapse and Reinstatement......................................  25
Charges and Deductions....................................................  25
      Deductions From Premium Payment.....................................  25
      Charges from Accumulation Value.....................................  26
      Surrender Charge....................................................  27
      Daily Charges Against the Account...................................  28
General Provisions........................................................  28
Exchange Offer............................................................  31
Distribution of the Policies..............................................  32
Federal Tax Matters.......................................................  32
Safekeeping of the Account's Assets.......................................  34
Voting Rights.............................................................  34
State Regulation of AVLIC.................................................  34
Executive Officers and Directors of AVLIC.................................  35
Legal Matters.............................................................  36
Legal Proceedings.........................................................  36
Experts...................................................................  36
Additional Information....................................................  36
Financial Statements......................................................  36
Ameritas Variable Life Insurance Company Separate Account V...............  37
Ameritas Variable Life Insurance Company..................................  48
Appendices................................................................  65



The Policy, certain funds, and/or certain riders are not available in all States.



THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESMAN, OR OTHER PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS


ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCRUED EXPENSE CHARGES - Any monthly deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the accumulation value held in the Account, the Fixed Account, and any accumulation value held in the general account which secures policy loans.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the policy has been in force.

AVLIC - Ameritas Variable Life Insurance Company, a wholly-owned subsidiary of Ameritas Life.

BENEFICIARY - The person or persons designated in the application, unless later changed, to receive the Death Benefit (see page 28) for "Beneficiary" and "Change of Beneficiary").

DECLARED RATES - The interest rate declared by AVLIC to be earned on amounts in the Fixed Account, which AVLIC guarantees to be no less than 4.5%.

DEATH BENEFITS - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any outstanding policy debt; (4) minus any unpaid monthly deduction due, including the deduction for the month of death.

EXTENDED GUARANTEED DEATH BENEFIT PREMIUMS - A specified premium which, when paid, will extend the Guaranteed Death Benefit beyond the first three policy years to a period of 10 to 30 policy years, depending on the age of the Insured on the Issue Date (See Additional Insurance Benefits, page 29). This benefit is provided without an additional policy charge.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of net premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts.

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium for the first three years which, if paid in advance on a monthly or yearly prorated basis, will keep the Policy in force during the first three policy years so long as other policy provisions are met, even if the surrender value is zero or less. This benefit is provided without an additional policy charge.

INSURED - The person whose life is insured under the Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the policy date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The date AVLIC pays any surrender value, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except should such monthly activity date fall on a date other than a valuation date, the monthly activity date will be the next valuation date.

NET PREMIUM - Premium paid less the sales load charge and premium tax charge (See page 23).

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit Premium or the Extended Guaranteed Death Benefit Premium.

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY ANNIVERSARY DATE - The same day as the policy date for each year the Policy remains in force.

POLICY DATE - As set forth in the Policy, the effective date for all coverage provided in the application. The policy date is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are required at time of delivery. (See Issuance of a Policy, page 23).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

REDUCED LOAN RATE - After reaching the later of age 55 or the tenth policy anniversary (the reduced loan rate start date), the Policyowner may borrow each year approximately 10% of the accumulation value at the reduced loan rate (See page 20 for "Loan Benefits").

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT - The minimum death benefit under the Policy, as selected by the Policyowner, which generally must be $100,000 or more at issue date.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER VALUE - The policy accumulation value on the date of surrender, less any outstanding policy debt, any surrender charge, and any accrued expense charges.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.

SUMMARY

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding indebtedness.

                               DIAGRAM OF POLICY

                                PREMIUM PAYMENTS

                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS

                    Sales load and distribution expense - 5%.
                               Premium Tax - 2.5%


                                   NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the separate account which offers twenty different subaccounts. The twenty subaccounts invest in the corresponding portfolios (Funds) of the Fidelity Variable Insurance Product Funds, the Fidelity Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or the Dreyfus Stock Index Fund.



                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders.

Monthly charge for administrative expenses $9.00 per month the first year, $4.50 per month thereafter.

Daily charge, at an annual rate of 0.90% for Policy Years 1-20, and 0.65% thereafter, from the subaccounts for mortality and expense risks. This charge is not deducted from Fixed Account assets.


    LIVING BENEFITS              RETIREMENT BENEFITS           DEATH BENEFITS

Partial  withdrawals  can    Loans may be taken at a net    Income  tax  free to
be  made  after the first    zero  interest  rate  after    beneficiary.
policy  year (subject  to    ten   years   or   when the
certain    restrictions).    policyholder   reaches   55    Available   as  lump
The  death  benefit  will    (whichever   occurs later.)    sum  or   under  the
be reduced  by the amount                                   five  payment  meth-
of the partial withdrawal.   Should  the   policy  lapse    ods   available   as
                             while loans are outstanding    retirement benefits.
Up to fifteen free trans-    the  portion  of  the  loan
fers  can  be  made  each    attributable  to   earnings
year  between the invest-    will  become  taxable dist-
ment portfolio.              ributions. (See page 21 and
                             Appendix B).
Accelerated payment of up
to  50%  of  the   lowest    Payments can be taken under
scheduled  death  benefit    one  or  more  of five dif-
is  available  under cer-    ferent payment options.
tain conditions to insur-
eds suffering from termi-
nal illness.

The  policy  may  be sur-
rendered  at any time for
its   surrender    value.

Because    the    company
incurs   expenses   imme-
diately upon the issuance
of  the  policy  that are
recovered  over  a period
of years,  a  policy sur-
render  prior to the fif-
teenth  anniversary  date
will be assessed  a  sur-
render charge  consisting
of the contingent  defer-
red  sales charge and the
contingent   deferred ad-
ministrative      charge.
After  the  fifth  policy
year the charge decreases
each year  until  no sur-
render charge is  applied
after   the     fifteenth
policy year.(See pages 21
and 27).

THE ISSUER

The Policy is issued by Ameritas Variable Life Insurance Company ("AVLIC"), a Nebraska stock life insurance company. A separate account of AVLIC, Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has twenty Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed at page 9 herein. (See Ameritas Variable Life Insurance Company and the Account, page 9, and The Funds, page 9). The financial statements for AVLIC and the Account can be found beginning on page 37.

THE POLICY

This flexible premium variable universal life insurance policy ("Policy") allows the Policyowner, within limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowners accumulation values are invested; and (c) a choice of two death benefit options unless the Extended Maturity Rider is in effect.

As long as the Policy remains in force, it will provide for: (1) life insurance coverage on the Insured up to age 95; (2) an accumulation value; (3) surrender rights (including partial withdrawals and total surrenders); (4) policy loan privileges; and (5) a variety of optional benefits and riders that may be added to the Policy for an additional charge or without charge if certain minimum premiums are paid.

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself cause the Policy to lapse.

Second, a Policy can lapse even if planned periodic premiums have been paid unless the Guaranteed Death Benefit and/or the Extended Guaranteed Death Benefit Premium requirements have been met. (See Payment and Allocation of Premiums, page 23).

AMOUNTS. An initial premium of at least 1/12 of the first year Guaranteed Death Benefit Premium, charges for riders and any substandard risk adjustment times the number of months between the policy date and issue date, plus one, must be paid in order to put the Policy in force. After the initial premium is paid, unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum and minimum limitations set by AVLIC and the maximum limitations set by Federal Income Tax Law. A Policyowner may also choose a planned periodic premium which may include the minimum cumulative premiums necessary to keep in force the Guaranteed Death Benefit provision and the Extended Guaranteed Death Benefit Rider.

A Policy will lapse when the surrender value is insufficient to pay the monthly deduction unless the Guaranteed or Extended Guaranteed Death Benefit Riders are in effect. A period of 61 days from the date written notice of lapse is mailed to the Policyowner's last known address will be allowed for the Policyowner to make sufficient payment to keep the Policy in force for the Policyowner (grace period).


ALLOCATION OF NET PREMIUMS.

The Policyowner may select the manner in which the new premiums are allocated between the Fixed Account (See Fixed Account, page 15) and to one or more of the Subaccounts.

Net premiums, which equal the premiums paid less the premium charges, are first allocated for 13 days, as of the issue date, to the Subaccount for the Money Market Portfolio of the Variable Insurance Products Fund. After the expiration of the refund period, the accumulation value will be allocated as selected by the Policyowner. The Policyowner may change the allocation instructions for premiums and may also make a special designation for unscheduled premiums. Subject to certain charges and restrictions, a Policyowner may also transfer amounts among the Subaccounts and the Fixed Account. (See Allocation of Premiums and Accumulation Value, page 24).

The various subaccounts available invest in a corresponding portfolio of the Funds. Variable Insurance Products Fund ("Fidelity Fund") has: the Money Market, High Income, Equity-Income, Growth, and the Overseas Portfolios. Variable Insurance Products Fund II ("Fidelity Fund II") has five portfolios: the Asset Manager, Investment Grade Bond, Index 500, Contrafund and Asset Manager: Growth Portfolios. (Fidelity Fund and Fidelity Fund II may be collectively referred to as the "Fidelity Funds"). The Alger American Fund ("Alger American Fund") has six portfolios: Alger American Income and Growth ("Income and Growth"), Alger
American Small Capitalization ("Small-Cap"), Alger American MidCap Growth ("MidCap"), Alger American Growth ("Alger American Growth"), Alger American

Leveraged AllCap ("Leveraged AllCap") and Alger American Balanced ("Balanced") portfolios. MFS Variable Insurance Trust ("MFS Fund" or "MFS") has twelve separate portfolios or series, of which, MFS Emerging Growth Series, MFS Utiltities Series, and MFS World Governments Series are offered. The Dreyfus Stock Index Fund ("Dreyfus Index Fund" or "Dreyfus Index") has one portfolio. A summary of the investment objectives for these portfolios is set forth at page 10 of this Prospectus, and detailed objectives of these portfolios are described in the accompanying prospectuses for the Funds. There is no assurance that these objectives will be met. The Policyowner bears the entire investment risk for amounts allocated to the Subaccounts.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. While the Policy remains in force, AVLIC will pay the Death Benefit to the Beneficiary upon receipt of Proof of Death of the Insured. These proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy adjusted for any policy indebtedness. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's accumulation value on the date of the Insured's death, or if greater, the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Options, page 16)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

Optional insurance benefits offered under the Policy include: Guaranteed Death Benefit provision; Extended Guaranteed Death Benefit rider; Accelerated Living Benefits Rider for Terminal Illness; Accidental Death Benefit rider; Covered Insured rider; Disability Benefit rider; Guaranteed Insurability rider; Payor Disability rider; and Children's Protection rider. (See Additional Insurance Benefits, page 29). These riders are not all available in every state. The cost, if any, of these additional insurance benefits will be deducted from the Policy's accumulation value as a part of the monthly deduction. The Guaranteed Death Benefit and Extended Guaranteed Death Benefit provisions are provided without cost but require the described premium payments.

BENEFITS AT MATURITY.

On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the accumulation value of the Policy less any outstanding policy debt and accrued interest charges.

ACCUMULATION VALUE BENEFITS

The Policy's accumulation value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts and the Fixed Account, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of the Account is borne by the Policyowner. AVLIC does not guarantee a minimum accumulation value in the Account. (See Accumulation Value, page 19). It does guarantee the Fixed Account.

The Policyowner may surrender the Policy at any time and receive its surrender value. Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the surrender value at any time after the first policy year and prior to the maturity date. Partial withdrawals will reduce both the accumulation value and the death benefit payable under the Policy. (See Partial Withdrawals, page 21). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 28).


POLICY LOANS. Policy loans, secured by the accumulation value of the Policy, are available. After the first policy anniversary, the Policyowner may obtain a loan at "regular" loan interest rates, which shall not exceed 8% annually.

After the later of age 55 or the tenth policy anniversary, the Policyowner can borrow against a limited amount of the accumulation value of the Policy at a "reduced" interest rate, which reduced rate is currently 4.5% and shall not exceed 5% annually ("reduced rate loan"). While the loan is outstanding, the Policyowner earns 4.5% interest on the accumulation values securing the loans. (For details concerning policy loan provisions, see page 20).

Policy loans may have tax consequences and will affect earnings and policy accumulation values. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. Should the Policy become a modified endowment contract, loans (including loans to pay loan interest) will be taxable to the extent of any gain under the Policy. Further, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. (See Federal Tax Matters, page
32).

CHARGES

SALES AND PREMIUM TAX CHARGES Generally, a sales charge of 5% of each premium will be deducted to compensate AVLIC for its expenses associated with distributing the Policy and a premium tax charge of 2.5% of each premium will be deducted from each premium before placing any amount in a Subaccount or the Fixed Account. (See Deductions From Premium Payments, page 25).

MONTHLY CHARGES AGAINST THE ACCUMULATION VALUE.

a) A monthly maintenance charge of up to $9.00 [currently AVLIC is charging $9.00 per month ($108.00 per year) during the first policy year and $4.50 per month ($54.00 per year) thereafter], to compensate AVLIC for the continuing administrative costs of the Policy, plus

b) A monthly charge for the cost of insurance including the cost for any riders. (See Charges from Accumulation Value, page 26).

SURRENDER CHARGE. If a Policy is surrendered prior to the 15th anniversary date, AVLIC will assess a surrender charge consisting of the Contingent Deferred Sales Charge ("DSC") and the Contingent Deferred Administrative Charge ("DAC"). After the fifth Policy Year, the surrender charge decreases each year until no surrender charge is applied after the fifteenth Policy Year. (See Surrender Charge, page 27).

The DSC is equal to 25% of the premiums received in the first two Policy Years up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in those years in excess of the Guaranteed Death Benefit Premium. In no event shall the surrender charge exceed $12.00 for every $1000.00 of insurance obtained under the Policy.

The DAC is an amount per $1,000 of insurance that varies by issue age and sex. (See Contingent Deferred Administrative Charges, page 27).

TRANSFER CHARGE. Fifteen transfers of accumulation value per policy year will be permitted free of charge. A $10 administrative charge may be assessed for each additional transfer. The transfer charge will be deducted from the amount transferred. (See Transfer Charge, page 27).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. (Currently, the charge is the lesser of $25 or 2%). The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. No surrender charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered. (See Partial Withdrawal Charge, page 28).

DAILY CHARGES AGAINST THE ACCOUNT. A daily charge at an annual rate not to exceed .90% (currently .90% for policy years 1-20 and .65% thereafter) of the average daily net assets of each Subaccount, but not the Fixed Account. (See Daily Charges Against the Account, page 28).

No charges are currently made against the Account for federal, state or local taxes (which are charged in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Account to pay those taxes. (See Taxes, page 28).

In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the investment advisory fee and other expenses incurred by the Funds. (See The Funds, page 10).


TAX TREATMENT OF THE POLICY

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under the Policy are excludable from the taxable income of the Beneficiary. Should the Policy be deemed a modified endowment contract (see Federal Tax Matters-Tax Status of the Policy, page 32), partial or full surrenders, assignments, policy pledges, and loans under the Policy will be taxable to the Policyowner to the extent of any gain under the Policy. Generally, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured reaching age 59 1/2. (For further detail regarding taxation, see Federal Tax Matters, page 32).

REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a notice concerning cancellation, whichever is later. The amount of the refund is the greater of the premiums paid or the premium paid adjusted by investment gains and losses. (See Refund Privilege, page 22).

EXCHANGE PRIVILEGE

During the first 24 months after the policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued and made available for exchange by AVLIC or Ameritas Life. The policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 22).

EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission approved a request from AVLIC and the Account that they be permitted to offer to exchange the Policy for a life insurance policy previously issued by AVLIC. That exchange offer continues as of the date of this Prospectus. (For additional details concerning the exchange offer, see Exchange Offer, page 31).



AVLIC AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 48.

AVLIC is a wholly-owned subsidiary of Ameritas Life. Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "0" Street, Lincoln, Nebraska 68501. Ameritas Life and subsidiaries had total assets at December 31, 1994 of over $2.0 billion. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyzes insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has been rated A ("Excellent") by Weiss Research, Inc., and has an AA ("Excellent") rating from Standard & Poor's for claims paying ability. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. The effective date of the merger is currently postponed until May 1, 1996.

Ameritas Investment Corp., the principal underwriter of the policies may publish in advertisements and reports to Policyowners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services and charts and other information concerning dollar cost averaging, tax-deference and other investment methods. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account.

AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985. The assets of the Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

THE FUNDS

There are currently twenty Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, the MFS Fund or the Dreyfus Index Fund (collectively the "Funds"). Each fund is registered with the SEC under the 1940 Act as an open-end diversified management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity-Income, Asset Manager, and Asset
Manager: Growth Portfolios may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.

Each Policyowner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.The High Income, Equity-Income and Asset Manager Portfolios of the Fidelity Funds may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the surrender values, partial withdrawals, and make policy loans or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since the Fidelity Fund, The Fidelity Fund II, the Alger American Fund, the MFS Fund and the Dreyfus Index Fund are each designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS
--------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income   producing lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.

Investment             A  portfolio  of investment     Seeks as high  a level of
Grade Bond2            grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     respresented    by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.

Asset Manager:         Focuses on stocks  for high     Seeks  to  maximize total
Growth2                potential returns  but also     return by  allocating its
                       purchases bonds  and short-     assets    among   stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.


ALGER AMERICAN
--------------
FUNDS
-----

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least  65%  of  its   total     objective  of  the  Port-
                       assets in  dividend  paying     folio.
                       equity securities  that are
                       listed  on  a  national ex-
                       change  or   in  securities
                       convertible   into dividend
                       paying equity securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the portfolio assets will       appreciation.
                       be invested in fixed income
                       senior  securities.

Small-Cap              The Portfolio  will  invest     Seeks  long-term  capital
                       its   assets   in    equity     appreciation.
                       securities  of    companies
                       whose securities are traded
                       on domestic stock exchanges
                       or in the  over-the-counter
                       market. These companies may
                       still  be  in  the develop-
                       mental stage. The Portfolio
                       will invest at least 65% of
                       its  total  assets  in  the
                       securities of companies who
                       have total  market capital-
                       ization  of  less  than  $1
                       billion.  The Portfolio may
                       also  purchase   restricted
                       securities,  lend  its sec-
                       urities  or sell securities
                       short.  Investing in small,
                       newer   issues    generally
                       involves greater  risk than
                       investing  in  larger, more
                       established issues. Accord-
                       ingly, an investment in the
                       Portfolio may not be appro-
                       priate for all investors.

MidCap                 The  Portfolio  will invest     Seeks  long-term  capital
Growth                 its  assets in equity  sec-     appreciation.
                       urities of companies  whose
                       securities  are  traded  on
                       domestic  exchanges  or  in
                       the over-the-counter market.
                       These  companies  may still
                       be  in   the  developmental
                       stage, they  may   also  be
                       older companies that appear
                       to  be entering a new stage
                       of  growth.   The Portfolio
                       will invest at least 85% of
                       its  net  assets  in equity
                       securities and at least 65%
                       of  its  total   assets  in
                       securities of companies who
                       have total  market capital-
                       ization  of  between   $750
                       million and $3.5 billion.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures  contracts on
                       securities indexes and pur-
                       chase  and  sell options on
                       these   futures  contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

 .
MFS FUNDS
---------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------
Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   common     term capital growth. Div-
                       stocks of small  and medium     idend and interest income
                       sized emerging  growth com-     is incidental.
                       panies. From 10% to 25% may
                       be  invested   in   foreign
                       securities  not   including
                       ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in debt secur-      vation   and  growth with
                       ities.  May  invest  up  to     moderate  current income.
                       100%  of  assets in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.

DREYFUS FUND
------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------

Dreyfus                The Fund  attempts to dupli-    Seeks to provide  invest-
Index Fund             cate the  investment results    ment  results  that  cor-
                       of the Standard & Poor's 500    respond to the  price and
                       Composite  Stock Price Index    yield   performance    of
                       (the  "Index").    The  Fund    publicly  traded   common
                       attempts to be fully invest-    stocks  in the aggregate,
                       ed  at all times and, in any    as   represented  by  the
                       event, at  least  80% of the    Standard  &  Poor's   500
                       Fund's  net  assets  will be    Composite Stock Index.
                       invested,  in  stocks   that
                       comprise the Index.


1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.


FUND MANAGEMENT FEES

FIDELITY FUND EXPENSES

FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR) is the Manager for the Fidelity Funds. Each portfolio pays FMR a monthly fee for managing its investment and business affairs. FMR has voluntarily agreed to temporarily limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate as follows: the Equity-Income, Growth and Overseas Portfolios, 1.50%, respectively; the Asset Manager Portfolio, 1.25%; the High Income, Contrafund and Asset Manager: Growth Portfolios, 1.00%, respectively; and the Investment Grade Bond Portfolio, .80%; of the portfolio's average net assets. FMR has voluntarily agreed to temporarily limit Index 500 Portfolio's total operating expenses to 0.28%. If a portfolio's expenses exceed that amount, FMR will waive all or a portion of its fees and reimburse the portfolio for its other expenses to the extent necessary to reduce expenses to the applicable limit. As long as this expense limitation continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

THE MONEY MARKET PORTFOLIO'S fee is calculated as follows: (a) the sum of a group fee rate and an individual fund fee rate of .03%, and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by FMR, cannot rise above .37%, and it drops as total assets under management increase. The income component cannot rise above .24%.

THE HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS' FEES HAVE TWO
COMPONENTS:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above .37%, and it drops as the group assets rise.

2. An individual portfolio fee rate of their average net assets of .45% for the High Income Portfolio, and .30% for the Investment Grade Bond Portfolio.

THE  EQUITY-INCOME,  GROWTH,  OVERSEAS,  ASSET  MANAGER,  CONTRAFUND  AND  ASSET
MANAGER: GROWTH PORTFOLIOS' FEES HAVE TWO COMPONENTS:

1. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above .52%, and drops as the group assets rise.

2. An individual portfolio fee rate of their average net assets of .20% for the Equity-Income Portfolio, .30% for the Growth Portfolio, .45% for the Overseas Portfolio, .40% for the Asset Manager Portfolio, .30% for the Contrafund Portfolio; and .40% for the Asset Manager: Growth Portfolio.

One-twelfth of each portfolio's annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for the portfolio for that month.

Each portfolio's total operating expenses will include fees for management, and other expenses, such as custodial, legal, and other miscellaneous fees. The total expenses for the period ending December 31, 1994 of each fund including management fees and after any applicable expense limitations were: Money Market
 .27%; High Income, .71%; Equity-Income, .58%*; Growth, .69%*; Overseas, .92%; Investment Grade Bond, .67%; and Asset Manager, .80%*, Index 500, .28%**.

* A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been for Equity-Income - .60%; Growth - .70% and for Asset Manager - .81%.

** Prior to applying expense reimbursements by FMR, total expenses for the year ending December 31, 1994 were .81%.

Asset Manager: Growth and Contrafund Portfolios did not commence operations until January 3, 1995. Estimated expenses for the year ending December 31, 1995 for Asset Manager: Growth and Contrafund Portfolios are .93% and .89%, respectively.

ALGER AMERICAN FUNDS EXPENSES

Fred Alger Management Inc. ("Alger Management") serves as the Alger American Fund investment manager. Alger Management stresses proprietary research by its large research team that follows approximately 1400 companies. Each portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based upon a percentage of the value of the relevant portfolio's daily net assets, as follows: Alger American Income and Growth, .625%; Alger American Small-Cap, .85%; Alger American Growth, .75%; Alger American Balanced, .75%; and Alger American MidCap, .80%.

Each portfolio will bear its own expenses. Alger Management has agreed to reimburse the portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively; Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small-Cap, Alger American MidCap, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

The total expenses for the period ended December 31, 1994 of each fund, including management fees were: Alger American Income-Growth, .75%; Alger American Balanced, 1.08%; Alger American Small-Cap, .96%; Alger American Growth,
 .86%; and Alger American MidCap, .97%.

Alger American Leverged AllCap's inception date was January 25, 1995. Estimated expenses for this portfolio for the year ending December 31, 1995, are 1.79%.


MFS FUND EXPENSES

Massachusetts Financial Services Company ("MFS Co."), a Delaware Corporation, is the investment adviser to each series of the MFS Variable Insurance Trust.

EXPENSE SUMMARY

Annual Operating Expenses of each Series (as percentage of average net assets):

    Management Fee . . . . . . . . . . . . . . . . . .  . . . . . .       .75%
    Other Expenses (after fee reduction)* . . . . . . . . . . . . .       .25%
    Total Operating Expenses (after fee reduction)*. . .  . . . . .      1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 1.00% and 1.75%, respectively, for the Emerging Growth Series and 0.93% and 1.68%, respectively, for the Utilities Series, based upon estimated expenses for the series' current fiscal year.

MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 0.63% and 1.38%, respectively.

WELLS FARGO NIKKO INVESTMENT ADVISORS (WFNIA) serves as the Dreyfus Index Fund Manager. The Dreyfus Index fund has agreed to pay the manager a monthly fee at an annual rate of .30% of the value of the Fund's average daily net assets. The total expenses were reduced pursuant to an undertaking by WFNIA and Dreyfus Corporation that they would reimburse the fund for those total expenses exceeding .40%. Without reimbursement the total expenses for the period ending December 31, 1994, were .56%.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified
investment  objective.  AVLIC  may,  in  its  sole  discretion,   establish  new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.


FIXED ACCOUNT

Policyowners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies between the Account and the Fixed Account. (See Transfers, page 22).

Payments allocated to the Fixed Account and transferred from the Account to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under "the

Investment Company Act of 1940". Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the General Account ("Declared Rate(s)"). Each month AVLIC will establish the declared rate from the monies transferred or allocated to the Fixed Account that month. The Policyowner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.


POLICY BENEFITS

PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

The Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit and the Extended Guaranteed Death Benefit premium required. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the accumulation value will, vary with the investment experience of the chosen Subaccounts of the Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that period so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid even though, in certain instances, the minimum payment allowed by contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit to between 10 and 30 years depending upon the age of the insured at the date of issue.


DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon satisfactory proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 20).

Death  benefit   proceeds  will  be  paid  to  the  surviving   beneficiary   or
beneficiaries specified in the application or as subsequently changed. If no beneficiary is chosen, the proceeds will be paid to the Policyowners estate.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (see Policy Lapse and Reinstatement, page 25).

The minimum initial Specified Amount is currently $50,000. Defined differences, assisted by graphic illustrations are as follows:

OPTION A.

Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.











Death Benefit Option A. Pays a Face Amount of death benefit equal to the Specified Amount or the accumulation value multiplied by the Death Benefit Ratio (as illustrated at Point A) whichever is greater.

Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of accumulation value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of accumulation value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the accumulation value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher accumulation value, rather than increased insurance coverage, generally should select Option A.

OPTION B.

Omitted graph illustrates payout under Death Benefit Option B, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.











Death Benefit Option B. Pays a Face Amount of death benefit equal to the Specified Amount plus the Policy's accumulation value or the accumulation value multiplied by the Death Benefit Ratio, whichever is greater.

Under Option B, the death benefit is equal to the current Specified Amount plus the accumulation value of the Policy or, if greater, the applicable percentage of the accumulation value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the death benefit will always vary as the accumulation value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher accumulation values, generally should select Option B.


Extended Maturity

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

CHANGE IN DEATH BENEFIT OPTION. The death benefit option may be changed once per year after the first policy year by sending AVLIC a written request. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the accumulation value on the effective date of the change and will require evidence of insurability before the change is made. If the death benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the death benefit under Option B on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's accumulation value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the accumulation value on that date. Changing from Option B to Option A will generally decrease in the future the net amount at risk, and therefore the cost of insurance charges. Changing from Option A to Option B generally will not change a net amount at risk. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions, page 25 and Federal Tax Matters, page 32).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge and have Federal Tax consequences. (See Charges and Deductions, page 25 and Federal Tax Matters, page 32).

Any increase or decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a policy year. The Specified Amount remaining in force after any requested decrease may not be less than $35,000. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal Tax Law (See Premiums, page 23), the decrease may be limited or accumulation value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

Increases in the Specified Amount will be allowed after the first policy year. For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase.

(See Premiums upon Increases in Specified Amount, page 24). The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 75. An increase in the Specified Amount will result in certain increased charges, which will be deducted from the accumulation value of the Policy on each monthly activity date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed and Extended Guaranteed Death Benefit provision or rider are in effect will increase the respective premium requirements. (See Charges and Deductions, page 25).


METHODS OF AFFECTING INSURANCE PROTECTION

A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the accumulation value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's accumulation value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY

The duration of the Policy generally depends upon the accumulation value. The Policy will remain in force so long as the surrender value is sufficient to pay the monthly deduction. (See Charges from Accumulation

Value, page 26). Where, however, the surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 25). AVLIC agrees to keep the policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits, page 29)

ACCUMULATION VALUE

The Policy's accumulation value in the Account or the Fixed Account will reflect the investment performance of the chosen Subaccounts of the Account or the Fixed Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's surrender value. (See Surrenders, page 21). There is no guaranteed minimum accumulation value.

DETERMINATION OF ACCUMULATION VALUE. Accumulation value is determined on each valuation date. On the policy issue date, the accumulation value in a Subaccount will equal the portion of any net premium allocated to the Subaccount, reduced by the portion of the first monthly deductions allocated to that Subaccount. (See Allocation of Premiums and Accumulation Value, page 24). Thereafter, on each valuation date, the accumulation value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b) The value of the Fixed Account; plus

(c) Any accumulation value impaired by policy debt held in the general account; plus

(d) Any net premiums received on that valuation date; less

(e) Any partial withdrawal, and its charge, made on that valuation date; less

(f) Any monthly deduction to be made on that valuation date; less

(g) Any federal or state income taxes charged against the accumulation value.

In computing the Policy's accumulation value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the accumulation value is dependent upon a number of variables, a Policy's accumulation value cannot be predetermined.


THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 28).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the accumulation value of the Policy, less outstanding policy debt, on the maturity date to the Policyowner. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Accumulation value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 29). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum. When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policyowner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first policy anniversary, the Policyowner may borrow up to 90% of the accumulation value less any surrender charges and any accrued expenses as of the date of the policy loan at regular and, as described below, reduced loan interest rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the maturity date. Policyowners in certain states may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. Loans may have a tax consequence. (See Federal Tax Matters, page 32).

INTEREST. AVLIC charges interest to Policyowners at regular and reduced rates. After the later of age 65 or the tenth policy anniversary, the Policyowner may borrow each year a limited amount of the accumulation value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 5% per year. AVLIC is currently charging 4.5% interest on reduced rate loans. The amount available at the reduced rate is 10% of the accumulation value as of the later of age 55 or the 10th policy anniversary (the start date) times the number of years since the start date, increased by the accrued interest charges on the reduced loan amount. Regular loans will accrue interest on a daily basis at a rate of up to 8% per year. AVLIC is currently charging 6.5% on regular loans. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. The Policyowner earns 4.5% interest on the accumulation values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, accumulation value equal to the amount of the loan will be transferred from the Account and/or the Fixed Account to the General Account of AVLIC as security for the indebtedness. The accumulation value transferred out of the Account will be allocated among the Subaccounts or the Fixed Account in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts or the Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the accumulation value of a Policy, and may permanently affect the amount of the Death Benefits, even if the loan is repaid.

Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the accumulation value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the accumulation value less any surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. A policyowner may lower the risk of a policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the various subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the fixed account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the policyowner may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse (See Appendix B). A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 25).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the accumulation value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated at the time of repayment.

SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may partially withdraw or totally surrender the Policy by sending a written request to AVLIC. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 29). Surrenders may have tax consequences. (See Tax Treatment of Policy Proceeds, page 33).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the surrender value. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 20).


PARTIAL WITHDRAWALS

Partial withdrawals are irrevocable. One partial withdrawal may be made each year after the first policy year. During policy years 2-5 a partial withdrawal may be obtained if the accumulation value is at least three times the annual Guaranteed Death Benefit premiums. The amount of a partial withdrawal may not exceed the surrender value on the date the request is received and may not be less than $500. The surrender value after a partial withdrawal must be at least $1,000 and further during policy years 2-5 the accumulation value after surrender must equal two times the annual Guaranteed Death Benefit Premium.

The amount paid will be deducted from the Subaccounts or the Fixed Account according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts and/or Fixed Account.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 26; Death Benefit Options--Methods of Affecting Insurance Protection, page 18). If Option B is in effect, the Specified Amount will not change, but the accumulation value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $35,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 28).


TRANSFERS

Accumulation value may be transferred among the Subaccounts of the Account and to the Fixed Account as often as desired. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. One hundred percent of the amount deposited plus interest thereon may be transferred out of the Fixed Account during the 30-day period following the yearly policy anniversary date.

The first fifteen transfers per policy year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred and will be deducted from the amount transferred. (See Transfer Charge, page 27). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level.


REFUND PRIVILEGE

The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after AVLIC delivers a notice of the Policyowners right of cancellation, or within 45 days of completing Part I of the application, whichever is later. If a Policy is cancelled within this time period the refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 29).

EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or Ameritas Life Insurance Corp. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or accumulation values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.


PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal Funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. The initial premium payment will be allocated to the Money Market Portfolio of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of; (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS

No insurance will take effect before the initial premium is received by AVLIC in Federal Funds. The initial premium must be at least 1/12 of the first year Guaranteed Death Benefit Premium, including any riders and any substandard risk adjustment, times the number of months between the policy date and the issue date, plus one. Subsequent premiums are payable at AVLIC's Home Office. The Directors and employees of AVLIC and its affiliates may purchase this Policy in transactions that involve lower sales costs to AVLIC. In those instances the initial sales load, the contingent deferred sales load, and/or initial premium may be lowered. In no event will this be permitted where it will be unfairly discriminatory to any person. Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the cost of insurance, the monthly maintenance and mortality and expense risk charges, the Policy may have a zero surrender value and lapse. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative prorated monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, these minimum premiums will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits (Riders), page 29).

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals. The planned periodic premium schedule may include the Guaranteed Death Benefit Premium and/or the Extended Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision and/or the Extended Guaranteed Death Benefit Rider is in effect. Instead, the duration of the Policy depends upon the Policy's surrender value. (See Duration of the Policy, page 18). Unless the Guaranteed Death Benefit or Extended Guaranteed Death Benefit provisions are in effect, even if planned periodic premiums are paid by the Policyowner, the Policy will lapse any time surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 25).

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both
planned  and  unscheduled,   exceed  the  current  maximum  premium  limitations
established by federal tax laws.

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the accumulation value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policyowner, an additional premium payment may be required. AVLIC will notify the Policyowner of any premium required to fund the increase, this required premium must be made as a single payment. The accumulation value of the Policy will be immediately increased by the amount of the payment, less the applicable premium charge.


ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates net premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the net premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. If there is any outstanding policy debt at the time of a payment, AVLIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) that are available to AVLIC. In no event will interest be credited prior to the policy date.

ACCUMULATION VALUE. The value of the Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's accumulation value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the surrender value (the accumulation value less debt, deferred sales and administrative charges, and accrued expense charges) is insufficient to cover the monthly deduction and a grace period expires without a sufficient payment unless the Guaranteed Death Benefit provision or Extended Death Benefit rider are in effect. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the surrender value is insufficient to cover the monthly deduction, the policyowner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See Charges and Deductions, page 25).

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the end of the grace period, but before the maturity date. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

a. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

b. Any policy debt will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been surrendered for its full surrender value;

d. If the reinstatement occurs during the first three years, the minimum premium required is the amount necessary to meet the pro rata monthly requirement of the Guaranteed Death Benefit premium as of the date of statement as if the Policy had not lapsed;

e. If the reinstatement occurs after the first three years, the minimum premium required is the greater of:

   (1) the amount necessary to raise the surrender value as of the date of reinstatement to equal to or greater than zero; or

   (2) the amount necessary to pay sales load and premium tax on the premium paid and monthly policy deductions for the next three policy months.

The amount of accumulation value on the date of reinstatement will be equal to the amount of the surrender value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the accumulation value is designed to avoid duplicate surrender charges. The original policy date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's General Account. Accumulation value calculations will then proceed as described under "Accumulation Value" on page 19.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENT

SALES CHARGE. AVLIC deducts a sales charge, generally called the "sales load," of 5% from each payment to reimburse AVLIC for the cost of selling the Policy. This cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

There are two types of sales loads under the Policy. The first, just described, is the front-end sales load, which will be deducted from each premium payment upon receipt prior to allocation of net premium to the Account or the Fixed Account. The second, a contingent deferred sales load which is part of the surrender charge, will reduce the assets in the Account and the Fixed Account attributable to the Policy in the event of surrender if surrendered before the 15th policy year.

The sales charges in any Policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, AVLIC will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

PREMIUM TAXES. A deduction of 2.5% of the premium will be made from each premium payment to pay state premium taxes. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions. AVLIC does not expect to derive a profit from the premium tax charge.



CHARGES FROM ACCUMULATION VALUE

MONTHLY DEDUCTION. Charges will be deducted as of the policy date and on each monthly activity date thereafter from the accumulation value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

MAINTENANCE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $9.00 per policy charge (currently $9.00 the first year and $4.50 during each year thereafter). This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the monthly maintenance charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the accumulation value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration, specified amount, and risk class. The rate will vary if the Insured is a smoker, non-smoker, a preferred non-smoker or is considered a substandard risk and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lines. The cost of insurance rates, surrender charges, and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex, Specified Amount and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.5 to 5 times the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.


SURRENDER CHARGE

If a policy is surrendered prior to the 15th anniversary, AVLIC will assess a surrender charge based upon percentages of the premiums actually paid in policy years 1 and 2 and a charge per $1,000 of insurance issued based upon sex, age, and smoking habits.

The total surrender charge is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge. AVLIC will assess surrender charges on increases in Specified Amount based on Contingent Deferred Administrative Charges.

The Contingent Deferred Sales Charge will be based upon the actual premiums received the first two policy years up to a maximum of $12 per $1,000 of insurance. It will be calculated as 25% of the premiums received up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in excess of the Guaranteed Death Benefit Premium.

The Contingent Deferred Administrative Charge is an amount per $1,000 of insurance that varies by issue age and sex. It is 70% of the Guaranteed Death Benefit Premium not to exceed $28 per $1,000 of insurance.

The surrender charge remains level in policy years three through five and will equal the surrender charge at the end of year 2 and then grades to 0% in year fifteen based upon the following schedule.

                           Percent of Surrender Charge
                             maximum that will apply
  Policy Year                  during policy year
---------------          -------------------------------
   1 thru 5                           100%
      6                                90%
      7                                80%
      8                                70%
      9                                60%
     10                                50%
     11                                40%
     12                                30%
     13                                20%
     14                                10%
     15                                 0%


No surrender charge will be assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of accumulation value.

Because  the  surrender   charge  may  be  significant   upon  early  surrender,
prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.

TRANSFER CHARGE. A transfer charge of $10.00 (guaranteed not to increase) may be imposed for each additional transfer among the Subaccounts after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE. A charge currently not greater than the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn) will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered.

DAILY CHARGES AGAINST THE ACCOUNT

A daily charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account is currently at the rate of 0.002466% (equivalent to an annual rate of 0.90%) for policy years 1-20 and at the rate of 0.001781% (equivalent to an annual rate of 0.65%) for the years thereafter, and will not exceed .90% of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be 0.002466% (or 0.001781%, if applicable) multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies.

The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

In addition to the charges against the account described just above, management fees and expenses will be assessed by FMR, Alger, MFS and the Dreyfus Index Fund against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

AVLIC may receive administrative fees from the investment advisers of certain funds.

TAXES. Currently, no charge is made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account and/or the Fixed Account. (See Federal Tax Matters, page 32).

GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the policy date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the policy date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the death benefit will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates.

SUICIDE. Suicide within two years of the policy date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the monthly deduction. (See Charges From Accumulation Value - Monthly Deduction, page 26).

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period, (no waiting period in certain states) AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the policy death benefit and will thus reduce the proceeds payable on the death of the Insured. There is no extra premium for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

TERM RIDER FOR COVERED INSURED. Provides the Specified Amount of insurance to the beneficiary upon receipt of satisfactory proof of death of any Covered Insured, as defined in the rider. This rider is not available if the Extended Guaranteed Death Benefit rider is chosen.

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

EXTENDED GUARANTEED DEATH BENEFIT RIDER. Provides that, as long as the cumulative Extended Guaranteed Death Benefit premiums are paid during the guarantee period, the Policy will stay in force and the Specified Amount of the Policy will be paid upon death even though the surrender value of the Policy is zero or less.

The length of the guarantee period for various issue ages is as follows: issue ages 0-35 - 30 years; issue ages 36-55 to age 65; and issue ages 56-65 - 10 years. The rider will not be issued on policies for persons over 65 or rated as a substandard risk.

The annual premium for the Extended Guaranteed Death Benefit Rider will equal the Guaranteed Death Benefit premium for nonsmokers taking Death Benefit Option A under the Policy. The premium for smokers and/or persons selecting Policy Option B will be the initial guideline level premium of person of their rating class. If the required premium exceeds the IRS guideline level premium, the rider cannot be issued. The required annual premium will be adjusted by changes in the Specified Amount, changes in death benefit options or changes in riders.

Partial withdrawals and any outstanding policy debt are subtracted from premiums paid in determining if cumulative monthly pro rata extended Guaranteed Death
Benefit premiums have been paid. Further, the Policy will terminate if the policy loan exceeds the surrender value even if the cumulative premiums have been paid.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Insured is disabled. The premium payments provided will equal the policies initial guideline level premium unless the face amount of the policy has been lowered. In that instance the guideline level premium for that insurance benefit will apply. In addition, while the Insured is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

PAYOR DISABILITY RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Covered Person specified in the rider is totally disabled, as defined in the rider. The premium payments provided will equal the policies initial guideline level premium unless the face amount of the policy has been lowered. In that instance the guideline level premium for that insurance benefit will apply. In addition, while the Covered Person is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. There may be tax consequences to the election of this rider.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value, surrender value, death benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission, after application by Ameritas Variable Life Insurance Company (AVLIC), AVLIC's Separate Account V and Ameritas Investment Corp., and public notice in the Federal Register, granted their request that they be allowed to offer to exchange certain previously issued Variable Universal Life Insurance policies for the policies offered by this Prospectus.

1. This insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Policy;

2. This Policy will be issued to UniVar Policyowners without additional evidence of insurability of the insured for the same amount of insurance.

3. The UniVar Life Policyowner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Policy's accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Policy for and issue the Policy offered by this Prospectus on a relative net asset basis without deducting surrender charges on the UniVar Life Policy's surrender or sales or acquisition charges on this Policy's acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on this Policy if surrendered before the 15th policy year dating from the original UniVar issue date. AVLIC does not expect to recover the remainder of the refunded charge.

5. The Policyowner will then enjoy the benefits and be subject to the charges and contract provisions as set out in this Prospectus. A table summarizing the charges under the respective policies follows:



                             OLD POLICY                       NEW POLICY
                    -----------------------------      -------------------------

PREMIUM TAX                     2.5%                   2.5%  (not  charges    on
                                                       accumulation  value  from
                                                       old Policy.

SALES CHARGES       7.5% of all  premiums (8.5% of     5% (not charges  on  acc-
                    minimum  first  year premiums)     umulation values from old
                    (refunded  plus  12%  interest     Policy.
                    in the exchange)

ADMINISTRATIVE      Charges  deducted  from  first     No  deductions  are  made
CHARGES             year premiums based upon table     from  premiums  for   the
FOR ISSUE           in the UniVar Prospectus           Administrative  costs  of
                                                       issue.   Charges  for De-
                                                       ferred     Administrative
                                                       costs will be  assesed if
                                                       the Policy is surrendered
                                                       before policy year 15.

MORTALITY AND       Daily  deductions at an annual     Daily deductions current-
EXPENSE CHARGES     rate of .70%                       ly  charged  at an annual
                                                       rate   of  .90%  for  the
                                                       first 20 policy years and
                                                       .65%  therafter  (guaran-
                                                       teed .90%).

SURRENDER CHARGES   A  contingent  deferred  sales     A   contingent   deferred
                    load  based  upon amounts paid     sales  load  of   25%  of
                    in  the first two policy years     premiums actually paid in
                    (up  to  21.5%  of the minimum     the first two years up to
                    first year  premium to 2.5% of     the   Guaranteed    Death
                    additional amounts paid during     Benefit premium and 5% of
                    the  first  two years, up to a     the   premiums   paid  in
                    second   minimum   first  year     excess  of  that  amount.
                    premium) is deducted upon sur-     This  is   subject  to  a
                    renders prior to the sixteenth     limit of $12 per $1000 of
                    policy   anniversary.  100% of     insurance.     And     a
                    the   surrender   charge    is     contingent      deferred
                    deducted  in   policy  years 1     administrative    charge
                    through 11 and  then grades to     based upon an amount per
                    0 in the 16th policy year.         $1000 of face  amount of
                                                       insurance.  This  amount
                                                       varies by age at date of
                                                       issue as described in the
                                                       table on page  27 herein.
                                                       100% of  the   surrender
                                                       charges are deducted  in
                                                       policy years  1  through
                                                       5 and then grades to 0 in
                                                       the 15th policy year.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of Ameritas Life and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983 and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers.

Registered Representatives of Investment Corp. who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions to the Registered Representatives will equal, at most, 50% of the commissionable first year premium paid plus the first year cost of any riders. In years thereafter, Registered Representatives will receive a maximum commission of 4% per policy year on any premiums paid. Upon any subsequent increase in Specified Amount or any subsequent increase in riders, commissions will also be paid based on the amount of the increase in Specified Amount or increase in rider. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions and bonuses with respect to the Policies. Investment Corp. and AVLIC may authorize other registered broker/dealers and its Registered Representatives to sell the Policies subject to applicable law.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Taxes," page 26 ) laws. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.

(a) TAXATION OF AVLIC. After AVLIC issues the Policies, AVLIC believes it will be taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code"). At that time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the death benefit and accumulation value of the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under Policy.

    AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

    AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against the Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) TAX STATUS OF THE POLICY. The Code (section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the accumulation value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is increased or decreased, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the section 7702 definitional limitations on premiums and accumulation values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in Section 7702.

    The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

    Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include changes in death benefits and changes in the policy amount. Should the Policy become a "modified endowment contract" partial or full surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. The 10% penalty tax does not apply if the Insured is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Insured or the joint lives of the Insured and beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract.

    The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

    However, AVLIC believes that the Funds will meet the diversification requirements and AVLIC will monitor compliance with this requirement. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

    In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard are expected in the near future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

    The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable will be excludable from the gross income of the beneficiary under
    Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the accumulation value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

    AVLIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a Modified Endowment Contract. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

    In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to Policies covering such individual exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. Policyowners should consult a competent tax advisor as to whether the Policy would be so deemed.

    The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 22), the right to change owners (See General Provisions, page 28), and the provision for partial withdrawals (See Surrenders, page 21) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid, (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

    Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.



SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds shares by each of the Subaccounts.



VOTING RIGHTS

AVLIC is the legal holder of the shares held in the Subaccounts of the Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the 1940 Act and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date declared by the Fund's Board of Directors.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's accumulation value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.



STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC* followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD & CHIEF EXECUTIVE OFFICER Director, Chairman of the Board, and Chief Executive Officer: ALIC**, First Ameritas Life Insurance Corp. of New York.; Director, Chairman of the Board, President, and Chief Executive Officer: Pathmark Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc.; Director and Chairman of the
Board: Veritas Corp., Ameritas Investment Corp., Ameritas Investment Advisors, Inc., FMA Realty Inc.; Director, Chairman, President, Chief Executive Officer:
Lincoln Gateway Shopping Center, Inc.; Director: Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.

KENNETH C.  LOUIS, DIRECTOR, PRESIDENT & CHIEF OPERATING OFFICER
President and Chief  Operating  Officer:  ALIC;  Director:  First  Ameritas Life
Insurance Corp. of New York, Ameritas Investment Advisors, Inc., Ameritas Investment Corp., Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc., FMA Realty, Inc., Lincoln Gateway Shopping Center, Inc., Pathmark Assurance Company, Ameritas Managed Dental Plan, Inc.

NORMAN M. KRIVOSHA,  DIRECTOR,  SECRETARY
Executive Vice President, Secretary & Corporate General Counsel: ALIC; Director,
Secretary: Ameritas Investment Advisors Inc., Ameritas Investment Corp., BLN Financial Services, Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; Armenta Corp., FMA Realty, Inc.; Ameritas Managed Dental Plan, Inc.; Vice President, Secretary & General Counsel: First Ameritas Life Insurance Corp. of New York; Secretary:
Lincoln Gateway Shopping Center, Inc.

JON C. HEADRICK,  TREASURER
Executive Vice President-Investments and Treasurer:ALIC; Treasurer to: Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to:
BLN Financial Services Inc.; Director, President and Treasurer: FMA Realty Inc., Armenta Corp.; Director, President, Chief Executive Officer, and Treasurer:
Ameritas  Investment  Corp.;  Director,  President and Chief Executive  Officer:
Ameritas Investment Advisors Inc.

JAMES R. HAIRE, DIRECTOR, VICE PRESIDENT
Senior  Vice  President-Corporate  Actuary  and  Strategic  Development:   ALIC;
Director: Pathmark Assurance Co.; Director and Vice President: First Ameritas Life Insurance Corp. of New York.

JOANN MARTIN,  DIRECTOR,  COMPTROLLER
Senior Vice President-Controller and Chief Financial Officer: ALIC; Director, Ameritas Managed Dental Plan, Inc., Ameritas Investment Advisors, Inc., Ameritas Investment Corp., BLN Financial Services, Inc., FMA Realty, Inc.; Comptroller to: Veritas Corp., Bankers Life Nebraska Company, Pathmark Assurance Company; Director, Treasurer: Lincoln Gateway Shopping Center Inc.; Director,
Comptroller, Assistant Secretary: Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York.

THOMAS D.  HIGLEY,  VICE  PRESIDENT AND ACTUARY
Vice President - Individual Financial Operations and Actuarial, ALIC; Vice President and Actuary: First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary, Ameritas Bankers Assurance Company.

WAYNE E. BREWSTER, VICE PRESIDENT-VARIABLE SALES
Vice President-Variable Sales: ALIC.

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY Vice President, Corporate Compliance & Assistant Secretary: ALIC; Ameritas Investment Advisors, Inc., Ameritas Investment Corp., First Ameritas Life Insurance Corp. of New York; Assistant Vice President & Assistant Secretary:
Bankers Life Nebraska Company, Pathmark Assurance Company.

* The principal business address of each person listed is Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501.
**     Ameritas Life Insurance Corp.
*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Director and Secretary of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to its total assets or that related to the Account.

EXPERTS

The financial statements of AVLIC as of December 31, 1994, and 1993, and for each of the three years in the period ended December 31, 1994 and the financial statements of the Account as of December 31, 1994 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                          Independent Auditors' Report




Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


   We have audited the accompanying statment of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1994, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995


                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1994


ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
  ---------------------------------
    Money Market Portfolio - 6,247,661.970 shares at
      $1.00 per share (cost $6,247,662)                       $  6,247,662
    Equity Income Portfolio - 410,159.302 shares at
      $15.35 per share (cost $5,539,697)                         6,295,945
    Growth Portfolio - 569,981.087 shares at
      $21.69 per share (cost $10,666,166)                       12,362,890
    High Income Portfolio - 276,041.963 at
      $10.76 per share (cost $2,889,687)                         2,970,211
    Overseas Portfolio - 316,186.952 shares at
      $15.67 per share (cost $4,703,647)                         4,954,650
  Variable Insurance Products Fund II:
  ------------------------------------
    Asset Manager Portfolio - 1,171,722.945 shares at
      $13.79 per share (cost $15,864,705)                       16,158,059
    Investment Grade Bond Portfolio - 82,319.293 shares at
      $11.02 per share (cost $967,658)                             907,159
  Alger American Fund:
  --------------------
    Small Capitalization Portfolio - 156,146.723 shares at
      $27.31 per share (cost $4,083,316)                         4,264,367
    Growth Portfolio - 87,011.270 shares at
      $23.13 per share (cost $1,930,745)                         2,012,571
    Income and Growth Portfolio - 23,109.060 shares at
      $13.30 per share (cost $326,379)                             307,350
    Midcap Growth Portfolio - 40,556.228 shares at
      $13.46 per share (cost $522,284)                             545,887
    Balanced Portfolio - 11,683.157 shares at
      $10.80 per share (cost $126,560)                             126,178
  Dreyfus Stock Index Fund:
  -------------------------
    Stock Index Fund Portfolio - 74,453.907 shares at
      $12.94 per share (cost $1,052,851)                           963,434
                                                               -------------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS         $ 58,116,363
                                                               =============


The accompanying notes are an integral part of these financial statements.



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         FOR THE YEAR ENDED DECEMBER 31,


                                                  1994            1993          1992
                                             --------------   ------------  -------------

INVESTMENT INCOME
  Dividend Distributions received           $     799,210    $   499,740   $    270,834
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)             465,706        260,944        121,652
                                             --------------  -------------  -------------
       INVESTMENT INCOME - NET                    333,504        238,796        149,182
                                             --------------  -------------  -------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital Gain Distributions received           1,403,280        292,625        121,808
  Unrealized increase/(decrease)               (2,469,056)     3,683,814        983,400
                                             --------------  -------------  -------------
       NET GAIN/(LOSS) ON INVESTMENTS          (1,065,776)     3,976,439      1,105,208
                                             --------------  -------------  -------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS          (732,272)     4,215,235      1,254,390

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (NOTE B)                 21,904,104     14,840,992      8,433,982
                                             --------------  -------------  -------------
       TOTAL INCREASE IN NET ASSETS            21,171,832     19,056,227      9,688,372

NET ASSETS
  Beginning of period                          36,944,531     17,888,304      8,199,932
                                             --------------  -------------  -------------
  End of period                            $   58,116,363   $ 36,944,531   $ 17,888,304
                                             ==============  =============  =============




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1994, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company.
     Five of the subaccounts invest only in a corresponding Portfolio of Alger
     American  Fund  which  is  a  diversified   open-end management investment
     company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of 1940, as amended. Each portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



C.   DISSOLUTION OF ZERO COUPON BOND PORTFOLIO:
     ------------------------------------------

     The Zero Coupon Bond Portfolio managed by Fidelity Management and Research Company was closed by the fund manager effective December 30, 1992. These funds had been unavailable to new policyowners or for transfers since
     May 1, 1991. A substitution order from the Securities and Exchange Commission allowed the transfer of accumulated values invested in the 1993 Zero Coupon Bond subaccount to the Money Market subaccount of the Variable Insurance Products Fund and the transfer of accumulated values in the 1998 and 2003 Zero Coupon Bond subaccounts to the Investment Grade Bond subaccount of the Variable Insurance Products Fund II on December 30, 1992.

D.   PLAN FOR MERGER:
     ----------------

     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth          Balanced
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $     12,416
    Distributed Earnings                197,447          56,309              12,250               805             1,173
    Mortality Risk Charge               (28,810)        (10,955)             (2,338)           (2,777)             (667)
    Unrealized increase/(decrease)     (212,648)         11,388             (27,043)           15,802              (793)
    Net premium transferred           1,877,270       1,442,251             168,937           440,588           114,049
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    4,264,367   $   2,012,571      $      307,350      $    545,887      $    126,178
                                  ================ =================  =================   ===============   ===============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $   2,627,460
    Distributed Earnings                227,947          343,291            540,322            192,676            16,253
    Mortality Risk Charge               (53,086)         (50,692)           (97,597)           (24,422)          (41,486)
    Unrealized increase/(decrease)          ---          (10,817)          (430,322)          (216,500)          (57,561)
    Net premium transferred           2,770,410        1,932,949          3,684,255            906,048         2,409,984
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    6,247,662   $    6,295,945     $   12,362,890      $   2,970,211    $    4,954,650
                                  ================ =================   =================  ===============   ===============



                                          Variable Insurance
                                           Products Fund II                Dreyfus
                                   ----------------------------------- -----------------
                                        Asset           Investment           Stock
                                       Manager         Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $   36,944,531
    Distributed Earnings                589,342            2,944             21,731                            2,202,490
    Mortality Risk Charge              (133,984)         (12,468)            (6,424)                            (465,706)
    Unrealized increase/(decrease)   (1,465,271)         (53,875)           (21,416)                          (2,469,056)
    Net premium transferred           5,755,586          (98,658)           500,435                           21,904,104
                                  ---------------- -----------------  -----------------                     --------------
    Balance 12-31-94             $   16,158,059   $       907,159    $      963,434                       $   58,116,363

                                  ================ =================  =================                     ==============




                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth(1)       Balanced(2)
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-92             $      596,677   $      56,046      $       37,708      $        ---      $        ---
    Distributed earnings                    ---             189                 218               922               ---
    Mortality risk charge               (12,717)         (2,485)               (775)             (191)              (42)
    Unrealized increase/(decrease)      298,611          64,901               6,462             7,801               411
    Net premium transferred           1,548,537         394,927             111,931            82,937            12,047
                                  ---------------- -----------------  -----------------   ---------------   --------------
    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $     12,416
                                  ================ =================  =================   ===============   ==============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $     586,673
    Distributed earnings                 84,138           89,586            125,620             82,061            15,219
    Mortality risk charge               (26,767)         (33,306)           (67,253)           (17,034)          (13,317)
    Unrealized increase/(decrease)          ---          430,027          1,063,056            215,584           333,367
    Net premium transferred             644,760        1,118,145          2,392.340            974,665         1,705,518
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $   2,627,460
                                  ================ =================  =================   ===============   ===============




                                         Variable Insurance
                                          Products Fund II                 Dreyfus

                                  ----------------------------------- -----------------
                                       Asset           Investment           Stock
                                      Manager          Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ----------------

    Balance 12-31-92             $    4,852,263   $      510,803     $      161,510                       $   17,888,304
    Distributed earnings                237,544           60,677             96,191                              792,365
    Mortality risk charge               (74,672)          (9,236)            (3,149)                            (260,944)
    Unrealized increase/(decrease)    1,317,267           15,527            (69,200)                           3,683,814
    Net premium transferred           5,079,984          491,445            283,756                           14,840,992
                                  ---------------- -----------------  -----------------                     ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $   36,944,531
                                  ================ =================  =================                     ===============



    (1) Commenced business 06/17/93.
    (2) Commenced business 06/28/93.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994


E.   INFORMATION BY FUND:
     --------------------


                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------


    Balance 12-31-91             $    1,221,511   $    1,553,786     $    2,947,040      $     290,693     $     250,623
    Distributed earnings                 84,230           63,812             72,609             29,542             3,800
    Mortality risk charge               (24,206)         (18,988)           (36,300)            (5,602)           (3,749)
    Realized gain/(loss)
      on distribution                       ---              ---                ---                ---                ---
    Unrealized increase/(decrease           ---          243,041            394,360             65,738           (48,827)
    Net premium transferred           1,318,725          635,111          1,774,760           476,762           384,826
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $     586,673
                                  ================ =================  =================   ===============   ===============



                                        Variable Insurance
                                         Products Fund II                         Zero Coupon Bond Fund (5)
                                  ----------------------------------  ----------------------------------------------------
                                       Asset           Investment
                                      Manager          Grade Bond           1993               1998              2003

                                  ---------------- -----------------  -----------------   ---------------  ---------------

    Balance 12-31-91             $    1,679,178   $       40,920     $       44,420      $     85,185     $       86,576
    Distributee earnings                 97,937           31,832              2,437             1,254              1,306
    Mortality risk charge               (27,359)          (1,848)              (347)             (550)              (691)
    Realized gain/(loss)
      on distribution                       ---              ---               (724)           10,008             12,062
    Unrealized increase/(decrease)      246,506          (22,909)              (152)           (8,710)           (10,369)

    Net premium transferred           2,856,001          462,808            (45,634)          (87,187)           (88,884)
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    4,852,263   $      510,803     $          ---      $        ---     $          ---
                                  ================ =================  =================   ===============   ===============



                                                  Alger American Fund                        Dreyfus
                                  -----------------------------------------------------   ---------------------------------
                                                                         Income and           Stock
                                    Small Cap(1)      Growth(2)          Growth (3)        Index Fund(4)         TOTAL
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-91             $          ---   $         ---      $          ---      $        ---      $   8,199,932
    Distributed earnings                    ---             ---                 ---             3,883            392,642
    Mortality risk charge                (1,586)           (114)                (45)             (267)          (121,652)
    Realized gain/(loss)
      on distribution                       ---             ---                  ---              ---             21,346
    Unrealized increase/(Decrease)       95,088           5,537                1,552            1,199            962,054
    Net premium transferred             503,175          50,623               36,201          156,695          8,433,982
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $      596,677   $      56,046      $        37,708     $    161,510      $  17,888,304
                                  ================ =================  =================   ===============   ===============



    (1) Commenced business 06/05/92.  (4) Commenced business 05/19/92.
    (2) Commenced business 05/29/92.  (5) Zero Coupon Bond funds closed by fund
    (3) Commenced busniess 05/20/92.      manager effective 12/30/92.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1995
                                  (UNAUDITED)

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
  ---------------------------------
    Money Market Portfolio - 6,551,977.180 shares at
      $1.00 per share (cost $6,551,977)                                    $  6,551,977
    Equity Income Portfolio - 535,943.192 shares at
      $16.89 per share (cost $7,538,628)                                      9,052,081
    Growth Portfolio - 630,456.322 shares at
      $26.70 per share (cost $12,061,809)                                    16,833,184
    High Income Portfolio - 398,014.509 at
      $11.19 per share (cost $4,157,689)                                      4,453,782
    Overseas Portfolio - 367,670.267 shares at
      $16.19 per share (cost $5,440,713)                                      5,952,582
  Variable Insurance Products Fund II:
  ------------------------------------
    Asset Manager Portfolio - 1,237,166.357 shares at
      $14.33 per share (cost $16,751,909)                                    17,728,594
    Investment Grade Bond Portfolio - 102,502.882 shares at
      $11.76 per share (cost $1,192,088)                                      1,205,434
  Alger American Fund:
  --------------------
    Small Capitalization Portfolio - 194,281.254 shares at
      $36.02 per share (cost $5,252,336)                                      6,998,011
    Growth Portfolio - 126,367.792 shares at
      $28.60 per share (cost $2,923,647)                                      3,614,119
    Income and Growth Portfolio - 36,704.822 shares at
      $16.84 per share (cost $521,606)                                          618,109
    Midcap Growth Portfolio - 82,090.271 shares at
      $17.12 per share (cost $1,133,877)                                      1,405,385
    Balanced Portfolio - 16,746.949 shares at
      $12.59 per share (cost $185,566)                                          210,844
  Dreyfus Stock Index Fund:
  -------------------------
    Stock Index Fund Portfolio - 94,791.022 shares at
      $15.34 per share (cost $1,346,721)                                      1,454,094
                                                                            -----------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                      $ 76,078,196
                                                                            ===========


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                       FOR THE SIX MONTHS ENDED JUNE 30,
                                  (Unaudited)


                                                  1995            1994
                                            ---------------  --------------
INVESTMENT INCOME
  Dividend distributions received          $      984,106   $    566,381
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk                      313,108        206,755
                                            ---------------  --------------
       INVESTMENT INCOME - NET                    670,998        359,626
                                            ---------------  --------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital gain distributions received             382,049      1,398,987
  Unrealized increase/(decrease)                7,824,624     (4,231,961)
                                            ---------------  --------------
       NET GAIN/(LOSS) ON INVESTMENTS           8,206,673     (2,832,974)
                                            ---------------  --------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS         8,877,671     (2,473,348)

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS                           9,084,162     13,033,162
                                            ---------------  --------------
       TOTAL INCREASE IN NET ASSETS            17,961,833     10,559,814

NET ASSETS
  Beginning of period                          58,116,363     36,944,530
                                            ---------------  --------------
  End of period                            $   76,078,196   $ 47,504,344
                                            ===============  ==============

The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                   (UNAUDITED)


A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At June 30, 1995, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Five of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of l940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim peirod are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.


C.   PLAN FOR MERGER:
     ----------------
     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.

                          Independent Auditors' Report




Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


  We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with statutory accounting principles which are considered generally accepted accounting principles for mutual life insurance companies and their insurance subsidiaries.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 BALANCE SHEET
                                        (Columnar amounts in thousands)


                                                                                  December 31,
                                                                          --------------------------
                                                                              1994           1993
                             ASSETS                                       -----------     ----------
                             ------
     Investments:
       Bonds (Note C)                                                   $     34,607    $    23,974
       Short-term investments                                                  7,714         19,273
       Loans on life insurance policies                                        1,597          1,021
                                                                           ---------      ---------
     Total investments                                                       43,918         44,268

     Cash                                                                        431          1,161
     Accrued investment income                                                   774            676
     Reinsurance Recoverable - affiliates  (Note E)                              467              -
     Other assets                                                                129             97
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                        $    508,605    $   371,290
                                                                           =========      =========
   LIABILITIES AND STOCKHOLDER'S EQUITY
   ------------------------------------
     LIABILITIES:

     Life and annuity reserves                                          $     30,578    $    31,261
     Funds left on deposit with the company                                      142             97
     Interest maintenance reserve                                                 36             31
     Accounts payables - affiliates  (Note E)                                    884          1,570
     Income tax payable-affiliates                                                36            109
     Accrued professional fees                                                    11             40
     Sundry current liabilities -
       Cash with applications                                                    562          1,995
       Other                                                                     692            394
     Valuation Reserve                                                           163            100
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                             495,990        360,685
                                                                           ---------      ---------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                   4,000          4,000
       authorized 50,000 shares, issued and
       outstanding 40,000 shares
     Additional paid-in capital                                               29,700         23,700
     Deficit                                                                 (21,085)       (17,095)
                                                                           ----------     ----------
                                                                              12,615         10,605
                                                                           ----------     ----------

                                                                        $    508,605    $    371,290
                                                                           ==========     ==========

The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (in thousands)







                                                                            Year Ended December 31,
                                                                    --------------------------------------
                                                                         1994        1993          1992
                                                                    ------------  -----------   ----------

INCOME:
  Premium income                                                   $    174,085  $   155,166  $    84,181
  Less reinsurance:  (Note E)
     Yearly renewable term                                               (1,333)        (843)        (293)
     Fixed account                                                            -            -       (3,840)
                                                                    ------------   -----------   ---------
       Net premium income                                               172,752      154,323       80,048
  Net investment income  (Note D)                                         3,050        2,897        1,732
  Miscellaneous insurance income                                          1,398          459          596
                                                                    ------------   -----------   ---------
                                                                        177,200      157,679       82,376
                                                                    ------------   -----------   ---------
EXPENSES:

  Increase (Decrease) in reserves                                          (637)       1,717       28,671
  Benefits to policyowners                                               19,012        8,128        3,902
  Redemptions from fixed  account                                             -            -      (25,831)
  Commissions                                                            15,799       13,080        7,733
  General insurance expenses  (Note E)                                    6,403        4,216        3,583
  Taxes, licenses and fees                                                1,183          829          447
  Net premium transferred to
   Separate Accounts  (Note F)                                          139,974      136,451       71,043
                                                                    ------------   -----------  ----------
                                                                        181,734      164,421       89,548
(Loss) before income taxes                                          ------------   -----------  ----------
    and realized capital gains                                           (4,535)      (6,742)      (7,172)


Income Taxes (benefit)-current                                             (611)      (1,501)      (1,844)
                                                                    ------------   -----------   ---------
(Loss) before realized capital gains                                     (3,923)      (5,241)      (5,328)

Realized  capital  gains  (net of tax of $11,  $19  and $0
   and  $12,  $32 and $0 transfers to interest maintenance
   reserve for 1994, 1993 and 1992 , respectively)                           (2)           1            -
                                                                    ------------    ----------    --------
Net (loss)                                                         $     (3,925)  $   (5,240)   $  (5,328)
                                                                    ============    ==========    ========


The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (in thousands, except shares)





                                                                                   Additional
                                                             Common Stock           Paid in
                                                         Shares        Amount       Capital        Deficit       Total
                                                      ------------   -----------  -----------    -----------   ----------
BALANCE, January 1, 1992                                 40,000     $    4,000   $   13,200     $   (6,492)  $   10,708

   Decrease in non-admitted assets                            -              -            -             65           65

   Transfer to  Valuation Reserve                             -              -            -            (38)         (38)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,000              -        5,000

   Net (loss)                                                 -              -            -         (5,328)      (5,328)
                                                       ---------    -----------   ----------     -----------   ----------
BALANCE, December 31, 1992                               40,000    $     4,000   $   18,200     $  (11,793)  $   10,407

   Transfer to  Valuation Reserve                             -              -            -            (62)         (62)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,500              -        5,500

   Net (loss)                                                 -              -            -         (5,240)      (5,240)
                                                       ---------    ------------  ----------      ----------    ---------
BALANCE, December 31, 1993                               40,000          4,000       23,700        (17,095)      10,605

   Increase in non-admitted assets                            -              -            -             (2)          (2)

   Transfer to  Valuation Reserve                             -              -            -            (63)         (63)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        6,000              -        6,000

   Net (loss)                                                 -              -            -         (3,925)      (3,925)
                                                       ----------   ------------   ----------     ----------   ----------
BALANCE, December 31, 1994                               40,000    $     4,000   $   29,700    $   (21,085)  $   12,615
                                                       ==========   ============   ==========     ==========   ==========




The accompanying notes are an integral part of these financial statements.



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                 (in thousands)



                                                                         Year Ended December 31,
                                                                         -----------------------
                                                               1994              1993                1992
                                                         ----------------   ----------------     -------------
OPERATING ACTIVITIES:

  Net premium income received                          $       172,701     $      154,408    $        80,037
  Miscellaneous insurance income                                 1,398                459                596
  Net investment income received                                 2,899              2,848              1,714
  Net premium transferred to Separate Accounts                (140,161)          (136,451)           (71,043)
  Benefits paid to policyowners                                (18,944)            (8,207)            (3,823)
  Redemptions from fixed account                                     -                  -              1,931
  Commissions                                                  (15,799)           (13,080)            (7,659)
  Expenses and taxes                                            (7,547)            (4,939)            (3,950)
  Net increase in policy loans                                    (576)              (592)               (99)
  Income taxes                                                     527              1,630              1,805
  Other operating income and disbursements                      (2,222)               270              2,496
                                                          ---------------    ---------------     -------------
  Net cash (used in) provided by operating activities           (7,724)            (3,654)             2,005
                                                          ---------------    ---------------     -------------
INVESTING ACTIVITIES:
  Maturity of bonds                                              5,108              8,266              3,069
  Purchase of Investments                                      (15,673)            (1,460)              (448)
                                                          ---------------    ---------------     -------------
Net cash (used in) provided by investing activities            (10,565)             6,806              2,621
                                                          ---------------    ---------------     -------------
FINANCING ACTIVITIES:
  Capital Contribution                                           6,000              5,500              5,000
                                                          ---------------    ---------------     -------------
NET INCREASE (DECREASE) IN CASH AND
     SHORT TERM INVESTMENTS                                    (12,289)             8,652              9,626

CASH AND SHORT TERM INVESTMENTS -
     BEGINNING OF YEAR                                          20,434             11,782              2,156
                                                          ---------------    ---------------     -------------
CASH AND SHORT TERM INVESTMENTS -
     END OF YEAR                                         $       8,145      $      20,434       $     11,782
                                                          ===============    ===============     =============





The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp.(ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

The principal accounting and reporting practices followed are:

INVESTMENTS-Bonds and short-term investments earning interest are carried at amortized cost which, for short-term investments, approximates market. It is management's intent to hold fixed maturity securities to maturity; thus, adjustment to market value is not considered appropriate. Separate account assets are carried at market. Realized gains and losses are determined on the basis of specific identification. At December 31, 1994, the Company had securities with a book value of $3,278 and market value of $3,149 on deposit with various State Insurance Departments.

ACQUISITION COSTS - Commissions, underwriting and other costs of issuing new policies as well as maintenance and settlement costs are reported as costs of insurance operations in the period incurred.

PREMIUMS - Premiums are reported as income when collected over the premium paying periods of the policies. Premium income consists of:



                                       Year Ended December 31,
                              -----------------------------------------
                                 1994          1993            1992
                              ----------    -----------     -----------
                   Life      $  31,980     $   20,591      $   11,693
                   Annuity     142,105        134,575          72,488
                              ----------    -----------     -----------
                             $ 174,085     $  155,166      $   84,181
                              ==========    ===========     ===========


POLICY RESERVES - Generally, reserves for variable life and annuity policies are established and maintained on the basis of each policyholder's interest in the account values of Separate Accounts V and VA-2. However, reserves established for certain annuity products are determined on the basis of the Commissioner's Annuity Reserve Valuation Method (CARVM) reserving method which approximates surrender values. The account values are net of applicable cost of insurance and other expense charges. The cost of insurance has been developed by actuarial methods. The Company uses the mortality rates from the Commissioners 1980
Standard Ordinary Smoker and Non- Smoker, Male and Female Mortality Tables in computing minimum values and reserves. Policy reserves are also provided for amounts held in the general accounts consistent with requirements of the Nebraska Department of Insurance.

INTEREST MAINTENANCE RESERVE - The interest maintenance reserve is calculated based on the prescribed methods developed by the NAIC. This reserve is used to accumulate realized gains and losses resulting from interest rate changes on fixed income investments. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization for the years ended December 31, 1994 and 1993 was $5 and $1, respectively. There was no amortization for the year ended December 31, 1992.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------
  (Continued)

  VALUATION  RESERVE  -  Valuation reserves are  a  required   appropriation  of
  Stockholder's Equity to provide for possible losses that may occur on certain investments held by the Company. The appropriation (Asset Valuation Reserve) is based on the holdings of bonds, stocks, mortgages, real estate and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain maximums).

  INCOME TAXES - The Company files a consolidated life/non-life tax return with Ameritas Life Insurance Corp. and its subsidiaries. An agreement among the members of the consolidated group provides for distribution of con-solidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of deferred acquisition costs, current tax benefits are less than the statutory corporate rate of 35%.

B. FINANCIAL INSTRUMENTS:
   ----------------------

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate a value:

   Bonds
   For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity, and Treasury yields.

   Short-term Investments
   The carrying amount approximates fair value because of the short maturity of these instruments.

   Loans on Life Insurance Policies
   Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash
   The carrying amounts reported in the balance sheet equals fair value.

   Accrued Investment Income
   Fair value on accrued investment income equals book value.

   Funds left on Deposit
   Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


B.  FINANCIAL INSTRUMENTS: (Continued)

    The estimated fair values, as of December 31, 1994 and 1993, of the Company's financial instruments are as follows:


                                        1994                      1993
                            --------------------------   -----------------------
                               Carrying       Fair        Carrying      Fair
                                Amount        Value        Amount       Value
                            -------------  -----------   -----------  ----------

 Financial Assets:
    Bonds                  $     34,607   $   34,021   $    23,974   $   25,803
    Short-term investments        7,714        7,714        19,273       19,273
    Cash                            431          431         1,161        1,161
    Accrued investment income       774          774           676          676
    Loans on life insurance       1,597        1,190         1,021          905
    policies

  Financial Liabilities:

    Funds left on deposit           142          142            97           97

       These fair values do not necessarily represent the value for which the financial instrument could be sold.


C.  BONDS:
    ------

    The table below provides additional information relating to bonds held by the Company as of December 31, 1994:

                                                                           Gross           Gross
                                            Amortized        Fair       Unrealized       Unrealized         Carrying
                                              Cost           Value         Gains           Losses            Value

                                           -----------    -----------   ------------    ------------      ------------

    LONG TERM BONDS:
    Corporate-U.S.                        $   19,634    $     19,396  $       160      $      398       $     19,634
    Corporate-Foreign                          1,000           1,008            8               -              1,000

    Mortgage-Backed                            1,149           1,184           35               -              1,149
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                 12,824          12,433           47             438             12,824
                                           ----------     -----------   ------------     ------------     ------------
                                          $   34,607    $     34,021  $       250      $      836       $     34,607
                                           ==========     ===========   ============     ============     ============


    The comparative data as of December 31, 1993 is summarized as follows:

                                                                            Gross          Gross
                                            Amortized        Fair        Unrealized      Unrealized         Carrying
                                              Cost           Value          Gains          Losses            Value
                                           -----------    -----------   ------------    ------------      ------------
    LONG TERM BONDS:
    Corporate-U.S.                        $   13,511    $     14,801   $    1,290      $         -      $     13,511

    Mortgage-Backed                            2,486           2,613          127                -             2,486

    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                  7,977           8,389          427               15             7,977
                                           -----------    ------------   -----------    ------------      ------------
                                          $   23,974    $     25,803   $    1,844      $        15      $     23,974
                                           ===========    ============  ===========    ============      ============


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

C. BONDS: (Continued)
   ------

   The carrying value and fair value of bonds at December 31, 1994 by contractual maturity are shown below:

                                                      Fair         Carrying
                                                      Value          Value
                                                   -----------    -----------
      Due in one year or less                      $    1,512    $     1,501
      Due after one year through five years            22,306         22,655
      Due after five years through ten years            8,517          8,806
      Due after ten years                                 502            496
      Mortgage-Backed Securities                        1,184          1,149
                                                    ----------    -----------
                                                   $   34,021    $    34,607
                                                    ==========    ===========


     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1994 are as follows:

      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------

     Legget & Platt Inc Medi um Term Notes     $    1,500
     Sears, Roebuck & Co                            1,499

      Included in Short-Term Investments:
           ISSUER
           ------
     GTE Northwest Inc Discount Note           $    1,397
     Potomac Electric Power Co Disc Note            1,499
     AT&T Corp Disc Note                            1,299
     Cargill Inc Disc Note                          1,496

     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1993 are as follows:

      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------
     Carlisle Company                          $    1,200
     Pep Boys                                       1,198
     Sears, Roebuck & Co.                           1,498

     Included in Short-Term Investments:

           ISSUER
           ------
     American Tel & Tel                        $    1,490
     Bell South                                     1,495
     Cargill                                        1,493
     Congra                                         1,394
     Cox Enterprises                                1,492
     Kmart                                          1,495
     Nynex                                          1,494
     Pepsico                                        1,494

                    AMERITAS VARIABLE LIFE INSUANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



D. INVESTMENT INCOME:
   ------------------
   Net investment income for the years ended December 31, 1994, 1993 and 1992 is comprised as follows:

                                                 Year Ended December 31,
                                          --------------------------------------
                                             1994         1993         1992
                                          ----------   -----------  ------------
   Bonds                                 $    2,410   $     2,384  $     1,645
   Short-term Investments                       609           529          105
    IMR Amortization                              5             1            -
    Loans on Life Insurance Policies             82            39           26
                                          ----------   -----------  ------------
                 Gross Investment Income      3,106         2,953        1,776
    Less investment expenses                     56            56           44
                                          ----------   -----------  ------------
                 Net Investment Income   $    3,050   $     2,897  $     1,732
                                          ==========   ===========  ============


E. RELATED PARTY TRANSACTIONS:
   ---------------------------
   Ameritas Life Insurance Corp. provides technical, financial and legal support to the Company under an administrative service agreement. The cost of these services to the Company for years ended December 31, 1994, 1993 and 1992 was $4,029, $1,915 and $1,285, respectively. The Company also leases office space and furniture and equipment from Ameritas Life Insurance Corp. The cost of these leases to the Company for the years ended December 31, 1994, 1993 and 1992 was $40, $54 and $48, respecitively.

   Under the terms of an investment advisory agreement, the Company paid $43, $44 and $32 for the years ended December 31, 1994, 1993 and 1992 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

   The Company entered into a reinsurance agreement (yearly renewable term) with Ameritas Life Insurance Corp. Under this agreement, Ameritas Life Insurance Corp. assumes life insurance risk in excess of the Company's $50 retention limit. The Company paid $1,333, $843 and $293 of reinsurance premiums for the years ended December 31, 1994, 1993 and 1992, respectively.

   The Company ceded premium designated for the Fixed Account of $3,840 for the year ended December 31, 1992. The reinsurance agreement on thee Fixed Account between Ameritas Life Insurance Corp. and the Company provided either party with the option to cancel the agreement when the Fixed Account reached $20 million. The two parties cancelled the agreement as of July 31, 1992. Starting July 1, 1992 all Fixed Account Activity is held and invested by the Company. The value of the Fixed Account at July 31, 1992 ($24,900) was transferred from ALIC to the Company during August, 1992 via participaiton certificates.

   The Company has entered into a guarantee agreement with Ameritas Life Insurance Corp., whereby, Ameritas Life Insurance Corp. guarantees absolutely the full, complete and absolute performance of all duties and obligations of the Company.

   The Company's products are distributed through Ameritas Investment Corp., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp. The Company received $266 and $23 for the years ended December 31, 1994 and 1993, respectively, from this affiliate to partially defray the costs of materials, prospectuses, etc.. In 1992 there were no reimbursements from this affiliate for these purposes. Policies placed by this affiliate generated commission expense of $15,223, $12,621 and $7,454 for the years ended December 31, 1994, 1993 and 1992, respectively.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


F. SEPARATE ACCOUNTS:
   ------------------
   The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

   Amounts in the Separate Accounts are:


                                             December 31, 1994
                                         ---------------------------
                                            1994           1993
                                         -----------    ------------

   Separate Account V                  $     58,117   $      36,945
   Separate Account VA-2                    404,769         288,143
                                         -----------    ------------
                                       $    462,886   $     325,088
                                         ===========    ============


   The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

   The Variable Insurance Products Fund and the Variable Insurance Products
   Fund II are managed by Fidelity Management and Research Company. Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has two portfolios: the Investment Grade Bond Portfolio and the Asset Manager Portfolio. The Alger American Fund is managed by Fred Alger Management, Inc. and has five portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993) and the Balanced Portfolio (effective June 28, 1993). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio.

   Prior to December 30, 1992 the Company offered Fidelity Management and Research Company's Zero Coupon Bond Fund and its three portfolios, Zero coupon 1993 Portfolio, Zero Coupon 1998 Portfolio and Zero Coupon 2003 Portfolio, as an investment option in Separate Account V. On December 31, 1992 Fidelity Management and Research Company liquidated and closed the Fund. All remaining shares were transferred into other portfolios pursuant to a substitution program approved by the Securities and Exchange Commission as of the close of business December 30, 1992 Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund with the same portfolios as described above.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



G. BENEFIT PLANS:
   --------------

   The Company is included in the noncontributory defined-benefit  pension  plan
   that  covers   substantially  all  full-time  employees  of  Ameritas  Life
   Insurance Corp. and its subsidiaries. Pension costs include current service costs, which are accrued and fundedon a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of this plan are not segregated. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $47, $51 and $32, respectively.

   The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $20, $22 and $21, respectively.

   The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

   The liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 1994 and 1993 were $7 and $2, respectively. In 1992 there was no cost charged for postretirement benefits.

H. PLAN FOR MERGER:
   ----------------

   In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   BALANCE SHEET
                                          (Columnar amounts in thousands)

                                                    (Unaudited)

                                                                                                June 30, 1995
                                                                                               ---------------
                ASSETS
                ------

     Investments:
     Bonds                                                                                  $          36,163
     Short-term investments                                                                            12,406
     Loans on life insurance policies                                                                   2,059
                                                                                                -------------

          Total investments                                                                            50,628

     Cash                                                                                                 774
     Accrued investment income                                                                            713
     Other assets                                                                                         120
     Separate Accounts                                                                                561,343
                                                                                                 ------------

                                                                                             $        613,578
                                                                                                 ============

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------

     LIABILITIES:

     Life and annuity reserves                                                                 $       33,793
     Funds left on deposit with the company                                                               155
     Interest maintenance reserve                                                                          52
     Accounts payables - affiliates                                                                     2,273
     Income tax payable-affiliates                                                                        766
     Other liabilities                                                                                  2,054
     Asset valuation reserve                                                                              194
     Separate Accounts                                                                                561,343
                                                                                                  -----------
                                                                                                      600,630
                                                                                                  -----------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                                            4,000
     authorized 50,000 shares, issued and
     outstanding 40,000 shares
     Additional paid-in capital                                                                        29,700
     Deficit                                                                                          (20,752)
                                                                                                  -----------
                                                                                                       12,948
                                                                                                  -----------
                                                                                                $     613,578
                                                                                                  ===========
The accompanying notes are an integral part of these financial statements.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF OPERATIONS
                                                  (in thousands)

                                                    (Unaudited)





                                                                                            Six Months End
                                                                                      ----------------------------
                                                                                          1995            1994
                                                                                      -------------   ------------
INCOME:  Premium income                                                              $     66,949    $    113,836
  Less reinsurance:
     Yearly renewable term                                                                 (2,607)           (547)
                                                                                      ------------     -----------
     Net premium income                                                                    64,342         113,289
  Net investment income                                                                     1,737           1,444
  Miscellaneous insurance income                                                            2,481             580
                                                                                      -----------      ----------

                                                                                           68,560         115,313
                                                                                      -----------      ----------
EXPENSES:

  Increase (Decrease) in reserves                                                           3,215            (844)
  Benefits to policyowners                                                                 16,747           8,347
  Commissions                                                                               6,450           9,721
  General insurance expenses                                                                3,156           3,080
  Taxes, licenses and fees                                                                    645             687
  Net premium transferred to
  Separate Accounts                                                                        37,268          98,452
                                                                                        ----------       --------

                                                                                           67,481         119,443
Income/(loss) before income taxes                                                       ----------       --------
  and realized capital gains                                                                1,079          (4,130)


Income Taxes (benefit)-current                                                                720            (845)
                                                                                       ----------        ---------

Income/(loss) before realized capital gains                                                   359          (3,285)

Realized capital gains (net of tax of $11, and $11
  and $18 and $8 transfers to interest maintenance
  reserve for 1995 and 1994 , respectively)                                                     -               -
                                                                                       ----------        --------
Net income/(loss)                                                                    $        359    $     (3,285)
                                                                                       ==========        =========



The accompanying notes are an integral part of these financial statements.


                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                   STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                    FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND THE YEAR ENDED DECEMBER 31, 1994

                                           (in thousands, except shares)

                                                    (Unaudited)



                                                                    Additional
                                               Common Stock           Paid in
                                          Shares        Amount        Capital        Deficit        Total
                                      -------------   -----------  -------------  -------------  ------------
BALANCE, January 1, 1994                  40,000     $   4,000    $    23,700   $    (17,095)   $     10,605

  Decrease in non-admitted assets              -             -              -             (2)             (2)

  Transfer to asset valuation reserve          -             -              -            (63)            (63)

  Capital contribution from
    Ameritas Life Insurance Corp.              -             -          6,000              -           6,000

  Net (loss)                                   -             -               -        (3,925)         (3,925)
                                      ----------     ---------      -----------     ---------       ---------

BALANCE, December 31, 1994                40,000         4,000           29,700      (21,085)         12,615

  Increase in non-admitted assets              -             -                -            5              5

  Transfer to asset valuation reserve          -             -                -          (31)           (31)

  Net income                                   -             -                -          359             359
                                     -----------    ----------      -----------    ----------       --------

BALANCE, June 30, 1995                    40,000   $     4,000     $     29,700   $  (20,752)    $    12,948
                                     ===========    ==========      ===========    ==========       ========




The accompanying notes are an integral part of these financial statements.



                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF CASH FLOWS
                                                  (in thousands)

                                                     Unaudited

                                                                                     Six Months Ended June 30,
                                                                                 ---------------------------------
                                                                                      1995                1994
                                                                                 -------------        ------------
OPERATING ACTIVITIES:
  Net premium income received                                                   $     64,705         $    113,254
  Miscellaneous insurance income                                                       1,033                   37
  Net investment income received                                                       1,760                1,465
  Net premium transferred to Separate Accounts                                       (36,859)             (98,118)
  Benefits paid to policyowners                                                      (16,802)              (8,143)
  Commissions                                                                         (5,230)              (9,692)
  Expenses and taxes                                                                  (4,063)              (3,782)
  Net increase in policy loans                                                          (462)                (206)

  Other operating income and disbursements                                             2,448                   76
                                                                                 ------------         ------------

  Net cash (used in) provided by operating activities                                  6,530               (5,109)
                                                                                 ------------         ------------

INVESTING ACTIVITIES:
  Maturity of bonds                                                                    2,501                3,402
  Purchase of Investments                                                             (3,996)              (7,216)
                                                                                 ------------         ------------

Net cash (used in) provided by investing activities                                   (1,495)              (3,814)
                                                                                 ------------         ------------


FINANCING ACTIVITIES:
  Capital Contribution                                                                     -                6,000
                                                                                 ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
  SHORT TERM INVESTMENTS                                                               5,035               (2,923)

CASH AND SHORT TERM INVESTMENTS -
  BEGINNING OF PERIOD                                                                  8,145               20,430
                                                                                 ------------         ------------

CASH AND SHORT TERM INVESTMENTS -
  END OF PERIOD                                                                 $     13,180          $    17,507
                                                                                 ============          ===========







The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                 (in thousands)

                                  (Unaudited)


A.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ---------------------------------------------------------------------

     Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

     The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board
     (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.

C.   PLAN OF MERGER
     --------------

     In December, 1994 the Board of Directors for the company and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities fo the companies, had an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.

APPENDIX A


ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 66 through 69 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 66 and 68 are based on the current cost of insurance rates, current expense deductions and the guaranteed percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the guaranteed cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 67 and 69 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily investment advisory fee paid by each portfolio available for investment (the equivalent to an annual rate of .62% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (.21%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual rate of 0.90% for policy years 1-20 and 0.65% thereafter on pages 66 and 68 and at an annual rate of .90% on page 67 and 69 of the average net assets of the Subaccounts). The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, 1.25% for the Asset Manager Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged All Cap, and Alger American Growth Portfolios, 1.00% for the MFS Emerging Growth, MFS Utilities, and MFS World Governments Portfolios, and
 .40% for the Dreyfus Index Fund of daily net assets. These agreements are expected to continue in future years. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.73%, 4.27% and 10.27% respectively, for years 1-20 and -1.48%, 4.52%, and 10.52% for the years thereafter respectively, on pages 66 and 68 and -1.73%, 4.27%, and 10.27% respectively, on pages 67 and 69.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 32).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than twelve transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   ENDOWMENT AT AGE 95

Male Issue  Age: 35                                    Non-Smoker                                      Preferred
Underwriting Class

                                         PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                           INITIAL SPECIFIED AMOUNT: $100,000
                                                 DEATH BENEFIT OPTION: A

                                    USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                  O% Hypothetical Gross               6% Hypothetical Gross               12% Hypothetical Gross
                                Annual Investment Return             Annual Investment Return            Annual Investment Return
                                       (-1.73% net)                         (4.27% net)                       (10.27% net)
                            ----------------------------------  ----------------------------------   -------------------------------
              Accumulated
 End Of       Premiums At    Accumu-     Cash                    Accumu-       Cash                   Accumu-     Cash
 Policy       5% Interest    lation    Surrender     Death       lation      Surrender    Death       lation    Surrender    Death
  Year         Per Year      Value       Value       Benefit      Value        Value      Benefit      Value      Value     Benefit
--------   --------------- ---------- -----------  -----------  ----------  ----------   ---------   ---------- ----------- --------
   1             1314          873         89        100000        934          150       100000         995        211     100000
   2             2694         1779        977        100000       1957         1156       100000        2143       1342     100000
   3             4144         2656       1855        100000       3011         2210       100000        3397       2595     100000
   4             5666         3511       2710        100000       4104         3202       100000        4772       3971     100000
   5             7263         4341       3540        100000       5233         4431       100000        6279       5478     100000
   6             8941         5151       4429        100000       6404         5683       100000        7937       7215     100000
   7            10703         5935       5294        100000       7615         6974       100000        9755       9114     100000
   8            12553         6696       6135        100000       8869         8308       100000       11752      11191     100000
   9            14495         7430       6949        100000      10165         9684       100000       13946      13465     100000
  10            16534         8142       7742        100000      11507        11107       100000       16359      15958     100000

  15            28367        11261      11261        100000      18895        18895       100000       32536      32536     100000
  20            43468        13998      13998        100000      27965        27965       100000       59178      59178     100000

 Ages

  60            62742        16392      16392        100000      39518       39518       100000       104117     104117      139517
  65            87340        17273      17273        100000      53244       53244       100000       177403     177403      216432

  70           118735        15684      15684        100000      69793       69793       100000       296357     296357      343774
  75           158803         9847       9847        100000      90859       90859       100000       489990     489990      524289



1) Assumes  an  annual $1252 premium is paid at the beginning of each policy year.  Values  would  be different if premiums  with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of  insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE  BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   ENDOWMENT AT AGE 95

Male Issue  Age: 35                                    Non-Smoker                                      Preferred
Underwriting Class

                                         PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                           INITIAL SPECIFIED AMOUNT: $100,000
                                                 DEATH BENEFIT OPTION: A

                                  USING GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                  O% Hypothetical Gross               6% Hypothetical Gross               12% Hypothetical Gross
                                Annual Investment Return             Annual Investment Return            Annual Investment Return
                                       (-1.73% net)                         (4.27% net)                       (10.27% net)
                            ----------------------------------  ----------------------------------   -------------------------------
              Accumulated
 End Of       Premiums At    Accumu-     Cash                    Accumu-       Cash                   Accumu-     Cash
 Policy       5% Interest    lation    Surrender     Death       lation      Surrender    Death       lation    Surrender    Death
  Year         Per Year      Value       Value       Benefit      Value        Value      Benefit      Value      Value     Benefit
--------   --------------- ---------- -----------  -----------  ----------  ----------   ---------   ---------- ----------- --------
   1             1314          873         89        100000        934          150       100000         995        211     100000
   2             2694         1718        916        100000       1893         1092       100000        2077       1276     100000
   3             4144         2538       1737        100000       2885         2084       100000        3264       2462     100000
   4             5666         3335       2534        100000       3911         3109       100000        4561       3760     100000
   5             7263         4106       3305        100000       4968         4166       100000        5980       5179     100000
   6             8941         4853       4131        100000       6057         5336       100000        7536       6814     100000
   7            10703         5570       4929        100000       7180         6539       100000        9236       8595     100000
   8            12553         6260       5699        100000       8336         7775       100000       11099      10538     100000
   9            14495         6921       6440        100000       9526         9045       100000       13140      12659     100000
  10            16534         7552       7152        100000      10749        10349       100000       15378      14977     100000

  15            28367        10217      10217        100000      17388        17388       100000       30294      30294     100000
  20            43468        11845      11845        100000      24855        24855       100000       54346      54346     100000

 Ages

  60            62742        11839      11839        100000      32904        32904       100000       93701      93701     125559
  65            87340         9204       9204        100000      41193        41193       100000      156794     156794     191289

  70           118735         1742       1742        100000      49010        49010       100000      256817     256817     297908
  75           158803            0          0             0      55246        55246       100000      416299     416299     445440



1) Assumes  an  annual $1252 premium is paid at the beginning of each policy year. Values  would  be different if  premiums with a different frequency or in different amounts.


2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE BY AN OWNER, DEATH BENEFIT OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   ENDOWMENT AT AGE 95

Male Issue  Age: 35                                    Non-Smoker                                      Preferred
Underwriting Class

                                         PLANNED PERIODIC ANNUAL PREMIUM: $2805
                                           INITIAL SPECIFIED AMOUNT: $100,000
                                                 DEATH BENEFIT OPTION: B

                                    USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                  O% Hypothetical Gross               6% Hypothetical Gross               12% Hypothetical Gross
                                Annual Investment Return             Annual Investment Return            Annual Investment Return
                                       (-1.73% net)                         (4.27% net)                       (10.27% net)
                            ----------------------------------  ----------------------------------   -------------------------------
              Accumulated
 End Of       Premiums At    Accumu-     Cash                    Accumu-       Cash                   Accumu-      Cash
 Policy       5% Interest    lation    Surrender     Death       lation      Surrender    Death       lation     Surrender    Death
  Year         Per Year      Value       Value       Benefit      Value        Value      Benefit      Value       Value     Benefit
--------   --------------- ---------- -----------  -----------  ----------  ----------   ---------   ---------- ----------- --------
   1             2945          2283       1481        102283       2430         1628       102430        2577      1775      102577
   2             6037          4573       3771        104573       5011         4210       105011        5468      4666      105468
   3             9284          6808       6007        106808       7688         6886       107688        8640      7839      108640
   4            12694          8996       8195        108996      10470         9668       110470       12129     11327      112129
   5            16274         11133      10332        111133      13357        12555       113357       15962     15160      115962
   6            20033         13226      12504        113226      16359        15638       116359       20181     19459      120181
   7            23980         15268      14627        115268      19476        18834       119476       24818     24177      124818
   8            28124         17263      16701        117263      22712        22151       122712       29918     29356      129918
   9            32476         19207      18726        119207      26070        25589       126070       35524     35043      135524
  10            37045         21104      20703        121104      29558        29158       129558       41693     41293      141693

  15            63554         29790      29790        129790      49008        49008       149008       83050     83050      183050
  20            97387         37558      37558        137558      72744        72744       172744      150188    150188      250188


 Ages

  60           140568         44774      44774        144774     102711       102711       202711      262048     262048      362048
  65           195679         49799      49799        149799     138182       138182       238182      444344     444344      544344
  70           266015         51574      51574        151574     179124       179124       279124      740646     740646      859149
  75           355785         48470      48470        148470     224766       224766       324766     1222551    1222551     1322551


1) Assumes  an  annual $2805 premium  is  paid at the beginning of each policy year.  Values  would  be different if premiums with a different frequency or in different amounts.

2) Assumes  that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE BY AN OWNER, DEATH BENEFIT OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   ENDOWMENT AT AGE 95

Male Issue  Age: 35                                    Non-Smoker                                      Preferred
Underwriting Class

                                         PLANNED PERIODIC ANNUAL PREMIUM: $2805
                                           INITIAL SPECIFIED AMOUNT: $100,000
                                                 DEATH BENEFIT OPTION: B

                                 USING GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                  O% Hypothetical Gross               6% Hypothetical Gross               12% Hypothetical Gross
                                Annual Investment Return             Annual Investment Return            Annual Investment Return
                                       (-1.73% net)                         (4.27% net)                       (10.27% net)
                            ----------------------------------  ----------------------------------   -------------------------------
              Accumulated
 End Of       Premiums At    Accumu-     Cash                    Accumu-       Cash                   Accumu-      Cash
 Policy       5% Interest    lation    Surrender     Death       lation      Surrender    Death       lation     Surrender    Death
  Year         Per Year      Value       Value       Benefit      Value        Value      Benefit      Value       Value     Benefit
--------   --------------- ---------- -----------  -----------  ----------  ----------   ---------   ---------- ----------- --------
   1             2945          2283       1481        102283       2430         1628       102430       2577       1775      102577
   2             6037          4215       3710        104511       4947         4146       104948       5403       4601      105403
   3             9284          6690       5889        106690       7563         6761       107563       8506       7705      108507
   4            12694          8819       8018        108820      10277         9475       110277      11918      11116      111918
   5            16274         10898      10097        110899      13093        12291       113092      15664      14862      115664
   6            20033         12928      12206        112927      16012        15291       116013      19780      19058      119779
   7            23980         14902      14261        114902      19040        18398       119040      24298      23657      124298
   8            28124         16827      16265        116826      22178        21617       122178      29263      28701      129262
   9            32476         18695      18214        118695      25428        24947       125428      34715      34234      134714
  10            37045         20512      20111        120512      28796        28396       128796      40704      40304      140705

  15            63554         28731      28731        128731      47473        47473       147473      80750      80750      180750
  20            97387         35297      35297        135297      69384        69384       169384     144774     144774      244774

 Ages

  60           140568         39577      39577        139577      94398        94398       194398     246883     246883      346883
  65           195679         40604      40604        140604     121913       121913       221913     409609     409609      509609
  70           266015         36565      36565        136565     150123       150123       250123     668332     668332      775266
  75           355785         24619      24619        124619     175485       175485       275485    1079412    1079412     1179412



1) Assumes an  annual $2805 premium  is  paid at the beginning of each policy year. Values  would  be  different if  premiums with a different frequency or in different amounts.

2) Assumes  that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE  BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

ILLUSTRATIONS OF RETIREMENT STRATEGIES

The following tables illustrate how the Policy can be used as a funding vehicle for (non-qualified) retirement strategies for individuals. Ledger illustrations are presented that show the effect on Accumulated Value (which is presented net of Policy loans), Net Cash Surrender Value, and the death benefit (which is presented net of Policy loans) of a Policy purchased to fund a private retirement strategy, assuming that the Insured (and Owner) is a male nonsmoker, Age 35 of the preferred underwriting class at the time of issuance, that the annual premium of $6,000, that premiums and loan interest are paid when due, and that death benefit Option B has been initially chosen. Ledger illustrations portray Policies under the following circumstances:

     1 . Current cost of insurance rates and a hypothetical gross rate of return of 0%;
     2. Guaranteed cost of insurance rates and a hypothetical gross rate of return of 0%;
     3. Current cost of insurance rates and a hypothetical gross rate of return of 6%;
     4. Guaranteed cost of insurance rates and a hypothetical gross rate of return of 6%;
     5. Current cost of insurance rates and a hypothetical gross rate of return of 8%;
     6. Guaranteed cost of insurance rates and a hypothetical gross rate of return of 8%;
     7. Current cost of insurance rates and a hypothetical gross rate of return of 12%; and
     8. Guaranteed cost of insurance rates and a hypothetical gross rate of return of 12%;

The ledger illustrations assume the Owner pays level premiums for 30 Policy Years, then makes withdrawals until the policy lapses, or the amount withdrawn equals the amount of premiums that have been paid, and thereafter, if applicable, takes Policy loans. The amount of the withdrawals and Policy loans that are taken each Policy Year was determined to provide variously the maximum retirement income stream, consistent with maintaining Accumulated Value so that the duration of the Policy would be until its Maturity Date, or until all premiums paid had been withdrawn. Further, the ledger illustrations reflect the same assumptions that are reflected in the Policy illustrations described on pages 66 through 69 with respect to the net investment return of the Variable Accounts the charges under the Policy, and the expenses of the Fund. The premium amounts are different and the Death Benefit Options change at Age 65 from Option B to Option A.

Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, and if premiums and interest on loans were not paid when due and if the premium amounts were different. Withdrawals or loans may have an adverse effect on Policy benefits, and will affect earnings and policy accumulation values.

Critical to the successful completion of the strategy is that the policy stay in force and not lapse after loans are taken. Should the policy lapse while loans are outstanding, the portion of the loans attributable to earnings will become taxable distributions. The strategy assumes, and the Registrant suggests, that the policyowner consult with his tax, financial, and other advisors prior to age 65 and at least annually thereafter to evaluate the policy accumulation value and the policyowners needs and objectives in order to devise and effect a flexible plan of withdrawals and loans.

The policyowner may before or during the distribution phase of the strategy lower the risk of the policy lapsing with loans outstanding as a result of reduction in the market value of investments by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the fixed account and receiving a guaranteed rate of return. Should a reduction in investment return be experienced, the policyowner may need to lower anticipated loans, repay loans, make additional premium payment or take other action to avoid lapse. The policyowner will receive 61 days notice before any lapse would occur.

Also presented below are charts showing an analysis of retirement strategies. The charts present values under various retirement strategies including a taxable investment, a qualified retirement plan, and a private retirement strategy that is funded with a Policy. Values are shown during an accumulation phase, under which an individual would invest for retirement, and a distribution phase, under which an individual would receive retirement income. Values are presented at hypothetical gross rates of return of 0%, 6%, 8%, and 12%. The chart assumes a retirement strategy for a male, nonsmoker, preferred underwriting class, Age 35 at the beginning of the first year in the accumulation phase, a retirement Age of 65, and an income tax bracket of 31%. Tax rates may vary for different taxpayers from the 31% used in the charts, which would result in different values than those shown on the charts. Separate charts present the private retirement strategy analysis based upon guaranteed and current cost of insurance rates.

The accumulation phase of the charts presents information on the effect of taxation on contributions committed to the retirement strategies, by portraying an amount allocated to retirement that is subject to income tax and the resulting after-tax contribution. The charts assume that 100% of net contributions are invested in the various investment strategies. Net rates of return are portrayed that take into account the effects of taxation in the case of the taxable investment and the charges under the Policy in the case of the private retirement strategy. There are no management expenses and other charges assumed for the taxable investment or the qualified plan. Most plans and investments will have charges.

The distribution phase of the charts assumes that the after-tax amounts to be distributed are the same for the taxable investment strategy and qualified plan as they are for the private retirement strategy. The assumptions for the values shown for the private retirement strategy are the same as the assumptions reflected in the ledger illustrations described above.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans or partial withdrawals have been made until age 65. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the initial Specified Amount, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred.
Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

                                                  ILLUSTRATION OF POLICY VALUES
                                            AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                       ENDOWMENT AT AGE 95

Male Issue Age: 35                                                                        CLASS: Non-Smoker Preferred
Underwriting


                                               PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                                  INITIAL SPECIFIED AMOUNT: 220,000
                                                   DEATH BENEFIT OPTION: B TO AGE 65
                                                 DEATH BENEFIT OPTION: A AFTER AGE 65

                                          USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                       0% Hypothetical Gross        6% Hypothetical Gross        8% Hypothetical Gross      12% Hypothetical Gross
                     Annual Investment Return     Annual Investment Return    Annual Investment Return    Annual Investment Return
                           (-1.73% net)                  (4.27% net)                 (6.27% net)                  (10.27% net)
                     --------------------------  --------------------------  --------------------------   -------------------------
End Of  Accumulated
Policy  Premiums At  Accumu-   Cash              Accumu-   Cash              Accumu-  Cash               Accumu-  Cash
Year    5% Interest  lated   Surrender  Death    lated   Surrender  Death    lated  Surrender  Death     lated  Surrender   Death
         Per Year    Value     Value    Benefit  Value     Value    Benefit  Value    Value    Benefit   Value    Value    Benefit
-----------------------------------------------------------------------------------------------------------------------------------
 1         6300       4995     3232     224995    5313     3550     225313    5419     3656    225419     5632    3868    225632
 2        12915       9943     8179     229943   10893     9130     230893   11218     9455    231218    11882   10119    231882
 3        19860      14772    13008     234772   16677    14914     236677   17347    15584    237347    18740   16977    238740
 4        27153      19498    17734     239498   22689    20925     242689   23840    22076    243840    26282   24518    246282
 5        34811      24114    22350     244114   28928    27164     248928   30710    28947    250710    34568   32805    254568
 6        42852      28633    27045     248633   35415    33828     255415   37994    36406    257994    43687   42100    263687
 7        51294      33043    31632     253043   42148    40737     262148   45702    44291    265702    53710   52299    273710
 8        60159      37349    36114     257349   49140    47905     269140   53864    52629    273864    64732   63498    284732
 9        69467      41545    40487     261545   56394    55336     276394   62502    61444    282502    76850   75792    296850
10        79240      45641    44760     265641   63929    63047     283929   71652    70770    291652    90182   89300    310182

15       135944      64377    64377     284377  105926   105926     325926  125945   125945    345945   179543  179543    399543
20       208315      81124    81124     301124  157169   157169     377169  198976   198976    481976   324600  324600    544600

25       300680      96663    96663     316663  221846   221846     441846  300314   300314    520314   566265  566265    786265
30       418564     107406   107406     327406  298323   298323     518323  434906   434906    654906   960015  960015   1180015
35       534206      84355    84355     327406  357670   357670     518323  584515   584515    678038  1563684 1563684   1813873
40       681797      49217    49217     327406  430136   430136     518323  791587   791587    846998  2546913 2546913   2725197



1) Assumes an annual $6,000 premium is paid at the beginning of each policy year until Age 65 and a change from Death Benefit Option
B to Option A at Age 65.   Values  would  be different if premiums are paid with a different  frequency or in different amounts and different Death Benefit Options were used.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                  ILLUSTRATION OF POLICY VALUES
                                            AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                       ENDOWMENT AT AGE 95

Male Issue Age: 35                                                                        CLASS: Non-Smoker Preferred
Underwriting

                                               PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                                  INITIAL SPECIFIED AMOUNT: 220,000
                                                   DEATH BENEFIT OPTION: B TO AGE 65
                                                 DEATH BENEFIT OPTION: A AFTER AGE 65

                                          USING GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                       0% Hypothetical Gross       6% Hypothetical Gross       8% Hypothetical Gross      12% Hypothetical Gross
                     Annual Investment Return    Annual Investment Return    Annual Investment Return    Annual Investment Return
                           (-1.73% net)                 (4.27% net)                (6.27% net)                 (10.27% net)
                     -------------------------  ---------------------------  -------------------------  ---------------------------
End Of  Accumulated
Policy  Premiums At  Accumu-   Cash              Accumu-   Cash               Accumu-  Cash             Accumu-   Cash
Year    5% Interest  lated   Surrender  Death    lated   Surrender  Death     lated  Surrender Death     lated   Surrender  Death
        Per Year     Value     Value    Benefit  Value     Value    Benefit   Value    Value   Benefit   Value    Value    Benefit
-----------------------------------------------------------------------------------------------------------------------------------
 1        6300       4995      3232     224995    5313      3550    225313     5419    3656    225419     5632      3868    225632
 2       12915       9872      8108     229872   10819      9056    230820    11144    9381    231144    11806     10043    231807
 3       19860      14640     12876     234640   16536     14773    236537    17203   15440    237204    18590     16827    238591
 4       27153      19300     17536     239299   22472     20708    242471    23616   21852    243616    26044     24280    246044
 5       34811      23848     22084     243848   28628     26864    248628    30398   28635    250398    34230     32467    254230
 6       42852      28286     26698     248285   35013     33426    255013    37573   35985    257572    43223     41636    263223
 7       51294      32607     31196     252607   41632     40221    261631    45155   43744    265155    53097     51686    273097
 8       60159      36815     35580     256815   48492     47257    268492    53173   51938    273173    63944     62710    283944
 9       69467      40904     39846     260904   55598     54540    275598    61645   60587    281646    75857     74799    295857
10       79240      44877     43996     264878   62961     62079    282961    70603   69721    290602    88945     88063    308945

15      135944      62852     62852     282852  103784    103784    323784   123528  123528    343528   176434    176434    396434
20      208315      77197     77197     297197  151661    151661    371661   192712  192712    412712   316288    316288    536288

25      300680      86521     86521     306521  206286    206286    426286   281894  281894    501894   539301    539301    759301
30      418564      88696     88696     308696  266323    266323    486323   395156  395156    615156   894645    894645   1114645
35      534206      51023     51023     308696  298642    298642    486323   510391  510391    615156  1424267   1424267   1652150
40      681797          0         0          0  326622    326622    486323   674973  674973    722221  2268998   2268998   2427828



1) Assumes an annual $6,000 premium is paid at the beginning of each policy year until Age 65 and a change from Death Benefit Option
B  to  Option A at Age 65.  Values would be different if premiums are paid with a  different  frequency or in different amounts and different Death Benefit Options were used.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMS A  REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR  LESS THAN THOSE  SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS  MADE  BY  AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE  OR  BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and
Loans
                                           Based on Current Cost of Insurance Charges

ISSUE AGE: 35                                                                               DEATH BENEFIT OPTION: B to Age 65
CLASS: MALE NONSMOKER                                                                   DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                                                 LEDGER ILLUSTRATION

                                                              ---------------Projected Values at 0% (-1.73% Net)--------------
                                                                  EOY
 End of                 Annual      With-                     Accumulation           EOY  Net             EOY Net
  Year       Age        Premium     drawal      Net Loan         Value           Surrender Value       Death
Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000           0           0              4995                3232                224995
    2        37          6000           0           0              9943                8179                229943
    3        38          6000           0           0             14772               13008                234772
    4        39          6000           0           0             19498               17734                239498
    5        40          6000           0           0             24114               22350                244114
    6        41          6000           0           0             28633               27045                248633
    7        42          6000           0           0             33043               31632                253043
    8        43          6000           0           0             37349               36114                257349
    9        44          6000           0           0             41545               40487                261545
   10        45          6000           0           0             45641               44760                265641
   11        46          6000           0           0             49619               48913                269619
   12        47          6000           0           0             53484               52955                273484
   13        48          6000           0           0             57235               56882                277235
   14        49          6000           0           0             60862               60686                280862
   15        50          6000           0           0             64377               64377                284377
   16        51          6000           0           0             67844               67844                287844
   17        52          6000           0           0             71257               71257                291257
   18        53          6000           0           0             74612               74612                294612
   19        54          6000           0           0             77902               77902                297902
   20        55          6000           0           0             81124               81124                301124
   21        56          6000           0           0             84487               84487                304487
   22        57          6000           0           0             87769               87769                307769
   23        58          6000           0           0             90901               90901                310901
   24        59          6000           0           0             93871               93871                313871
   25        60          6000           0           0             96663               96663                316663
   26        61          6000           0           0             99262               99262                319262
   27        62          6000           0           0            101651              101651                321651
   28        63          6000           0           0            103816              103816                323816
   29        64          6000           0           0            105740              105740                325740
   30        65          6000           0           0            107406              107406                327406
   31        66             0        6000           0             97477               97477                321406
   32        67             0        6000           0             87372               87372                315406
   33        68             0        6000           0             77052               77052                309406
   34        69             0        6000           0             66468               66468                303406
   35        70             0        6000           0             55567               55567                297406
   36        71             0        6000           0             44287               44287                291406
   37        72             0        6000           0             32567               32567                285406
   38        73             0        6000           0             20338               20338                279406
   39        74             0        6000           0              7512                7512                273406
                     --------    --------    --------
Total ............     180000      540000           0


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR UNTIL AGE 65, A CHANGE  FROM DEATH
BENEFIT OPTION B TO OPTION A AT AGE 65 AND  WITHDRAWALS EACH YEAR OF $6,000 BEGINNING AT AGE 65. THE POLICY WOULD LAPSE
AT AGE 75 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND  SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST RATES, AND  RATES  OF  INFLATION. THE  DEATH  BENEFIT  AND  CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES  OF  RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A  PERIOD  OF  YEARS,  BUT ALSO FLUCTUATED  ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                                                 LEDGER ILLUSTRATION
                                                                -------------Projected Values at 0% (-1.73% Net)--------------
                                                                    EOY
 End of                 Annual       With-                      Accumulation          EOY  Net             EOY Net
  Year       Age        Premium      drawal     Net Loan           Value          Surrender Value       Death
Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000           0           0               4995                3232                224995
    2        37          6000           0           0               9872                8108                229872
    3        38          6000           0           0              14640               12876                234640
    4        39          6000           0           0              19300               17536                239299
    5        40          6000           0           0              23848               22084                243848
    6        41          6000           0           0              28286               26698                248285
    7        42          6000           0           0              32607               31196                252607
    8        43          6000           0           0              36815               35580                256815
    9        44          6000           0           0              40904               39846                260904
   10        45          6000           0           0              44877               43996                264878
   11        46          6000           0           0              48729               48023                268728
   12        47          6000           0           0              52453               51924                272453
   13        48          6000           0           0              56051               55698                276051
   14        49          6000           0           0              59519               59343                279519
   15        50          6000           0           0              62852               62852                282852
   16        51          6000           0           0              66047               66047                286047
   17        52          6000           0           0              69091               69091                289091
   18        53          6000           0           0              71972               71972                291972
   19        54          6000           0           0              74679               74679                294679
   20        55          6000           0           0              77197               77197                297197
   21        56          6000           0           0              79513               79513                299513
   22        57          6000           0           0              81613               81613                301613
   23        58          6000           0           0              83490               83490                303490
   24        59          6000           0           0              85134               85134                305134
   25        60          6000           0           0              86521               86521                306521
   26        61          6000           0           0              87631               87631                307631
   27        62          6000           0           0              88439               88439                308439
   28        63          6000           0           0              88913               88913                308913
   29        64          6000           0           0              89013               89013                309013
   30        65          6000           0           0              88696               88696                308696
   31        66             0        6000           0              76467               76467                302696
   32        67             0        6000           0              63801               63801                296696
   33        68             0        6000           0              50621               50621                290696
   34        69             0        6000           0              36843               36843                284696
   35        70             0        6000           0              22358               22358                278696
   36        71             0        6000           0               7011                7011                272696

                    ---------     -------
Total ........         180000      360000


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS  PAID AT THE BEGINNING OF EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH
BENEFIT  OPTION B TO OPTION A AT  AGE 65  AND  WITHDRAWALS  EACH YEAR OF $6,000  BEGINNING  AT AGE 65. THE POLICY WOULD
LAPSE AT AGE 72 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE.

THE  HYPOTHETICAL  INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE  INVESTMENT  ALLOCATIONS  MADE  BY   AN  OWNER,  DEATH  BENEFIT OPTION
SELECTED, PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT  AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT
FROM  THOSE  SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A  PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE
OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS  CAN  BE MADE BY AVLIC OR THE FUNDS THAT THESE
HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Current Cost of Insurance Charges


ISSUE AGE: 35                                                                               DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                 LEDGER ILLUSTRATION

                                                             -------------Projected Values at 6% (4.27%Net)-------------------
                                                                  EOY
 End of                 Annual      With-                    Accumulation           EOY  Net              EOY Net
  Year       Age        Premium     drawal     Net Loan          Value          Surrender Value        Death
Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000         0            0              5313                3550                225313
    2        37          6000         0            0             10893                9130                230893
    3        38          6000         0            0             16677               14914                236677
    4        39          6000         0            0             22689               20925                242689
    5        40          6000         0            0             28928               27164                248928
    6        41          6000         0            0             35415               33828                255415
    7        42          6000         0            0             42148               40737                262148
    8        43          6000         0            0             49140               47905                269140
    9        44          6000         0            0             56394               55336                276394
   10        45          6000         0            0             63929               63047                283929
   11        46          6000         0            0             71736               71031                291736
   12        47          6000         0            0             79832               79303                299832
   13        48          6000         0            0             88225               87873                308225
   14        49          6000         0            0             96916               96740                316916
   15        50          6000         0            0            105926              105926                325926
   16        51          6000         0            0            115335              115335                335335
   17        52          6000         0            0            125153              125153                345153
   18        53          6000         0            0            135389              135389                355389
   19        54          6000         0            0            146057              146057                366057
   20        55          6000         0            0            157169              157169                377169
   21        56          6000         0            0            169140              169140                389140
   22        57          6000         0            0            181622              181622                401622
   23        58          6000         0            0            194563              194563                414563
   24        59          6000         0            0            207971              207971                427971
   25        60          6000         0            0            221846              221846                441846
   26        61          6000         0            0            236192              236192                456192
   27        62          6000         0            0            251010              251010                471010
   28        63          6000         0            0            266304              266304                486304
   29        64          6000         0            0            282075              282075                502075
   30        65          6000         0            0            298323              298323                518323
   31        66             0     16500            0            292131              292131                501823
   32        67             0     16500            0            285509              285509                485323
   33        68             0     16500            0            278429              278429                468823
   34        69             0     16500            0            270864              270864                452323
   35        70             0     16500            0            262780              262780                435823
   36        71             0     16500            0            254143              254143                419323
   37        72             0     16500            0            244922              244922                402823
   38        73             0     16500            0            235082              235082                386323
   39        74             0     16500            0            224577              224577                369823
   40        75             0     16500            0            213356              213356                353323
   41        76             0     15000         1500            202926              201358                336755
   42        77             0         0        16500            207429              188548                319442
   43        78             0         0        16500            211816              174844                301350
   44        79             0         0        16500            216065              160186                282444

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Current Cost of Insurance Charges (Continued)


ISSUE AGE: 35                                                                               DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                   DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                                                LEDGER ILLUSTRATION


                                                             -------------Projected Values at 6% (4.27% net)------------------
                                                                  EOY
End of                  Annual      With-                    Accumulation          EOY  Net               EOY Net
 Year        Age        Premium     drawal    Net Loan           Value          Surrender Value        Death
Benefit
------------------------------------------------------------------------------------------------------------------------------
  45         80             0         0        16500            220150              144514                262687
  46         81             0         0            0            224050              145010                259283
  47         82             0         0            0            227626              145030                255726
  48         83             0         0            0            230832              144519                252010
  49         84             0         0            0            233606              143408                248126
  50         85             0         0            0            235847              141591                244067
  51         86             0         0            0            237432              138934                239825
  52         87             0         0            0            238199              135269                235393
  53         88             0         0            0            237943              130381                230761
  54         89             0         0            0            236398              123996                225921
  55         90             0         0            0            233208              115747                220863
  56         91             0         0            0            227891              105145                215577
  57         92             0         0            0            220059               91789                210053
  58         93             0         0            0            208913               74871                204281
  59         94             0         0            0            193357               53283                198249
  60         95             0         0            0            171815               25438                191946
                      -------   -------      -------
Total .....            180000    180000        67500




THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE  FROM DEATH BENEFIT  OPTION B TO OPTION
A AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $16,500 EACH YEAR AGES 65 TO 80.

THE HYPOTHETICAL INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION. THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT  FROM  THOSE  SHOWN IF THE ACTUAL RATES
OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A PERIOD OF YEARS,  BUT ALSO
FLUCTUATED  ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO
REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges



ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                INITIAL SPECIFIED AMOUNT:  220,000
ANNUAL PREMIUM: $6,000


                                                 LEDGER ILLUSTRATION



                                                                -------------Projected Values at 6% (4.27% Net)---------------
                                                                     EOY
 End of                  Annual       With-                     Accumulation           EOY Net              EOY Net
  Year       Age         Premium      drawal     Net Loan           Value          Surrender Value       Death
Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36           6000            0          0               5313                3550                225313
    2        37           6000            0          0              10819                9056                230820
    3        38           6000            0          0              16536               14773                236537
    4        39           6000            0          0              22472               20708                242471
    5        40           6000            0          0              28628               26864                248628
    6        41           6000            0          0              35013               33426                255013
    7        42           6000            0          0              41632               40221                261631
    8        43           6000            0          0              48492               47257                268495
    9        44           6000            0          0              55598               54540                275598
   10        45           6000            0          0              62961               62079                282961
   11        46           6000            0          0              70582               69877                290582
   12        47           6000            0          0              78469               77940                298469
   13        48           6000            0          0              86626               86274                306627
   14        49           6000            0          0              95064               94888                315065
   15        50           6000            0          0             103784              103784                323784
   16        51           6000            0          0             112793              112793                332793
   17        52           6000            0          0             122089              122089                342089
   18        53           6000            0          0             131667              131667                351667
   19        54           6000            0          0             141527              141527                361527
   20        55           6000            0          0             151661              151661                371661
   21        56           6000            0          0             162065              162065                382065
   22        57           6000            0          0             172732              172732                392732
   23        58           6000            0          0             183663              183663                403663
   24        59           6000            0          0             194853              194853                414853
   25        60           6000            0          0             206286              206286                426286
   26        61           6000            0          0             217947              217947                437947
   27        62           6000            0          0             229816              229816                449816
   28        63           6000            0          0             241861              241861                461861
   29        64           6000            0          0             254045              254045                474045
   30        65           6000            0          0             266323              266323                486323
   31        66              0        12000          0             260360              260360                474323
   32        67              0        12000          0             253778              253778                462323
   33        68              0        12000          0             246522              246522                450323
   34        69              0        12000          0             238530              238530                438323
   35        70              0        12000          0             229721              229721                426323
   36        71              0        12000          0             219979              219979                414323
   37        72              0        12000          0             209037              209037                402323
   38        73              0        12000          0             196931              196931                390323
   39        74              0        12000          0             183310              183310                378323
   40        75              0        12000          0             167893              167893                366323
   41        76              0        12000          0             150379              150379                354323
   42        77              0        12000          0             130396              130396                342323
   43        78              0        12000          0             107487              107487                330323
   44        79              0        12000          0              81090               81090                318323


                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges (Continued)

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                                                LEDGER ILLUSTRATION


                                                              -------------Projected Values at 6% (4.27% Net)-----------------
                                                                  EOY
 End of                 Annual       With-                    Accumulation           EOY  Net              EOY Net
  Year       Age        Premium      drawal     Net Loan          Value          Surrender Value        Death Benefit
------------------------------------------------------------------------------------------------------------------------------
   45        80            0         12000         0              50443               50443                 306323
   46        81            0             0         0              27081               27081                 306323
                   ---------       -------
Total ............    180000       1800000




THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF EACH  POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH
BENEFIT  OPTION B TO OPTION A AT AGE 65 AND WITHDRAWALS OF $12,000 EACH YEAR BEGINNING AT AGE 65.

THIS  POLICY WILL LAPSE DURING AGE 82 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE. THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN
ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT
RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED, PREVAILING  INTEREST RATES AND RATES OF INFLATION.
THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%,
8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE  AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATIONS CAN BE MADE BY AVLIC OR  THE FUNDS THAT THESE HYPOTHETICAL RATES  OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.






                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Current Cost of Insurance Charges


ISSUE AGE: 35                                                                               DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                   DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                 LEDGER ILLUSTRATION


                                                              -------------Projected Values at 8% (6.27% Net)-----------------
                                                                  EOY
 End of                 Annual      With-                     Accumulation          EOY  Net              EOY Net
  Year       Age        Premium     drawal    Net Loan            Value          Surrender Value       Death Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000         0            0               5419                3656                225419
    2        37          6000         0            0              11218                9455                231218
    3        38          6000         0            0              17347               15584                237347
    4        39          6000         0            0              23840               22076                243840
    5        40          6000         0            0              30710               28947                250710
    6        41          6000         0            0              37994               36406                257994
    7        42          6000         0            0              45702               44291                265702
    8        43          6000         0            0              53864               52629                273864
    9        44          6000         0            0              62502               61444                282502
   10        45          6000         0            0              71652               70770                291652
   11        46          6000         0            0              81326               80620                301326
   12        47          6000         0            0              91561               91032                311561
   13        48          6000         0            0             102389              102036                322389
   14        49          6000         0            0             113834              113658                333834
   15        50          6000         0            0             125945              125945                345945
   16        51          6000         0            0             138830              138830                358830
   17        52          6000         0            0             152529              152529                372529
   18        53          6000         0            0             167088              167088                387088
   19        54          6000         0            0             182552              182552                402552
   20        55          6000         0            0             198976              198976                418976
   21        56          6000         0            0             216919              216919                436919
   22        57          6000         0            0             236000              236000                456000
   23        58          6000         0            0             256220              256220                476220
   24        59          6000         0            0             277639              277639                497639
   25        60          6000         0            0             300314              300314                520314
   26        61          6000         0            0             324311              324311                544311
   27        62          6000         0            0             349695              349695                569695
   28        63          6000         0            0             376538              376538                596538
   29        64          6000         0            0             404916              404916                624916
   30        65          6000         0            0             434906              434906                654906
   31        66             0     39000            0             419332              419332                615906
   32        67             0     39000            0             402758              402758                576906
   33        68             0     39000            0             385141              385141                537906
   34        69             0     39000            0             366435              366435                498906
   35        70             0     24000        15000             362279              346604                459231
   36        71             0         0        39000             382789              325654                417771
   37        72             0         0        39000             404027              303565                374444
   38        73             0         0        39000             426098              280361                329169
   39        74             0         0        39000             449016              255966                296377
   40        75             0         0        39000             472622              230130                263213
   41        76             0         0        39000             496926              202767                227613
   42        77             0         0        39000             521648              173496                199578
   43        78             0         0        39000             546748              142174                169511
   44        79             0         0        39000             572182              108647                137256

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Current Cost of Insurance Charges (Continued)


ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                LEDGER ILLUSTRATION

                                                              -------------Projected Values at 8% (6.27% Net)-----------------
                                                                  EOY
 End of                  Annual     With-                     Accumulation          EOY  Net              EOY Net
  Year       Age         Premium    drawal    Net Loan            Value          Surrender Value       Death Benefit
------------------------------------------------------------------------------------------------------------------------------
   45        80             0         0        39000             597898               72749                102644
   46        81             0         0            0             624624               75844                107075
   47        82             0         0            0             652347               78871                111488
   48        83             0         0            0             681070               81788                115842
   49        84             0         0            0             710796               84546                120086
   50        85             0         0            0             741509               87078                124153
   51        86             0         0            0             773187               89307                127966
   52        87             0         0            0             805799               91144                131434
   53        88             0         0            0             839302               92488                134453
   54        89             0         0            0             873651               93230                136913
   55        90             0         0            0             908789               93249                138689
   56        91             0         0            0             944658               92418                139651
   57        92             0         0            0             982831               92241                131554
   58        93             0         0            0            1023709               93042                123754
   59        94             0         0            0            1067765               95218                116574
   60        95             0         0            0            1115546               99235                110390

                      -------   -------     --------
Total .......          180000    180000      405000



THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR UNTIL AGE 65, A  CHANGE FROM
DEATH BENEFIT  OPTION B TO OPTION A AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $39,000 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND  SHOULD
NOT BE DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN
THOSE  SHOWN  AND  WILL  DEPEND  ON  A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER, DEATH
BENEFIT  OPTION  SELECTED, PREVAILING  INTEREST  RATES  AND  RATES OF  INFLATION.  THE  DEATH  BENEFIT  AND  CASH  VALUE FOR A
CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,
BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY  AVLIC  OR
THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
             Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges


ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                 LEDGER ILLUSTRATION


                                                                 -------------Projected Values at 8% (6.27% Net)--------------
                                                                     EOY
 End of                 Annual        With-                      Accumulation           EOY Net              EOY Net
  Year       Age        Premium      drawal     Net Loan            Value           Surrender Value       Death Benefit

------------------------------------------------------------------------------------------------------------------------------
    1        36          6000            0           0               5419                 3656                225419
    2        37          6000            0           0              11144                 9381                231144
    3        38          6000            0           0              17203                15440                237204
    4        39          6000            0           0              23616                21852                243616
    5        40          6000            0           0              30398                28635                250398
    6        41          6000            0           0              37573                35985                257572
    7        42          6000            0           0              45155                43744                265155
    8        43          6000            0           0              53173                51938                273173
    9        44          6000            0           0              61645                60587                281646
   10        45          6000            0           0              70603                69721                290602
   11        46          6000            0           0              80065                79359                300064
   12        47          6000            0           0              90058                89529                310058
   13        48          6000            0           0             100614               100261                320614
   14        49          6000            0           0             111761               111585                331761
   15        50          6000            0           0             123528               123528                343528
   16        51          6000            0           0             135950               135950                355950
   17        52          6000            0           0             149051               149051                369051
   18        53          6000            0           0             162859               162859                382859
   19        54          6000            0           0             177403               177403                397403
   20        55          6000            0           0             192712               192712                412712
   21        56          6000            0           0             208815               208815                428815
   22        57          6000            0           0             225746               225746                445746
   23        58          6000            0           0             243545               243545                463545
   24        59          6000            0           0             262251               262251                482251
   25        60          6000            0           0             281894               281894                501894
   26        61          6000            0           0             302505               302505                522505
   27        62          6000            0           0             324117               324117                544117
   28        63          6000            0           0             346751               346751                566751
   29        64          6000            0           0             370425               370425                590425
   30        65          6000            0           0             395156               395156                615156
   31        66             0        30500           0             382773               382773                584656
   32        67             0        30500           0             369547               369547                554156
   33        68             0        30500           0             355452               355452                523656
   34        69             0        30500           0             340462               340462                493156
   35        70             0        30500           0             324544               324544                462656
   36        71             0        27500        3000             310782               307632                432006
   37        72             0            0       30500             324875               289542                399823
   38        73             0            0       30500             339471               270347                366032
   39        74             0            0       30500             354596               249991                330550
   40        75             0            0       30500             370391               228530                293295
   41        76             0            0       30500             387062               206083                254177
   42        77             0            0       30500             404880               182827                213103
   43        78             0            0       30500             423991               158811                180011
   44        79             0            0       30500             443487               133023                155197


                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges (Continued)

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                LEDGER ILLUSTRATION


                                                                 -------------Projected Values at 8% (6.27% Net)--------------
                                                                     EOY
 End of                   Annual       With-                     Accumulation           EOY Net               EOY Net
  Year       Age         Premium      drawal     Net Loan            Value          Surrender Value        Death Benefit
------------------------------------------------------------------------------------------------------------------------------
   45        80             0            0        30500             463158              105146                128304
   46        81             0            0            0             483482              107569                131743
   47        82             0            0            0             504443              109734                134956
   48        83             0            0            0             526012              111568                137869
   49        84             0            0            0             548154              112988                140395
   50        85             0            0            0             570828              113903                142444
   51        86             0            0            0             593995              114224                143924
   52        87             0            0            0             617619              113860                144741
   53        88             0            0            0             641661              112714                144797
   54        89             0            0            0             666087              110692                143996
   55        90             0            0            0             690849              107685                142227
   56        91             0            0            0             715893              103570                139365
   57        92             0            0            0             742873               99934                129649
   58        93             0            0            0             772159               97073                120238
   59        94             0            0            0             804196               95356                111440
   60        95             0            0            0             839515               95233                103628
                      -------      -------      -------
Total .......          180000       180000       277500




THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF EACH  POLICY YEAR UNTIL AGE 65, A CHANGE FROM
DEATH BENEFIT  OPTION B TO OPTION A AT 65 AND WITHDRAWALS AND THEN LOANS OF $30,500 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF  RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD
NOT BE DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN
THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH  BENEFIT
OPTION  SELECTED, PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD
BE  DIFFERENT FROM THOSE  SHOWN IF  THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A PERIOD OF YEARS,  BUT ALSO
FLUCTUATED  ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                     FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
       Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                    Based on Current Cost of Insurance Charges


ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                 LEDGER ILLUSTRATION

                                                                -------------Projected Values at 12% (10.27% Net)-------------
                                                                    EOY
 End of                 Annual       With-                      Accumulation          EOY  Net              EOY Net
  Year       Age        Premium      drawal     Net Loan           Value          Surrender Value        Death Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000           0           0               5632                3868                225632
    2        37          6000           0           0              11882               10119                231882
    3        38          6000           0           0              18740               16977                238740
    4        39          6000           0           0              26282               24518                246282
    5        40          6000           0           0              34568               32805                254568
    6        41          6000           0           0              43687               42100                263687
    7        42          6000           0           0              53710               52299                273710
    8        43          6000           0           0              64732               63498                284732
    9        44          6000           0           0              76850               75792                296850
   10        45          6000           0           0              90182               89300                310182
   11        46          6000           0           0             104833              104127                324833
   12        47          6000           0           0             120942              120413                340942
   13        48          6000           0           0             138655              138302                358655
   14        49          6000           0           0             158126              157949                378126
   15        50          6000           0           0             179543              179543                399543
   16        51          6000           0           0             203174              203174                423174
   17        52          6000           0           0             229239              229239                449239
   18        53          6000           0           0             257981              257981                477981
   19        54          6000           0           0             289669              289669                509669
   20        55          6000           0           0             324600              234600                544600
   21        56          6000           0           0             363922              363922                583922
   22        57          6000           0           0             407350              407350                627350
   23        58          6000           0           0             455239              455239                675239
   24        59          6000           0           0             508045              508045                728045
   25        60          6000           0           0             566265              566265                786265
   26        61          6000           0           0             630451              630451                850451
   27        62          6000           0           0             701210              701210                921210
   28        63          6000           0           0             779216              779216                999216
   29        64          6000           0           0             865211              865211               1085211
   30        65          6000           0           0             960015              960015               1180015
   31        66             0      107500           0             939950              939950               1127941
   32        67             0       72500       35000             954338              917763               1099087
   33        68             0           0      107500            1043479              892921               1080747
   34        69             0           0      107500            1134762              865091               1058001
   35        70             0           0      107500            1228077              833933               1030425
   36        71             0           0      107500            1323294              799076                997571
   37        72             0           0      107500            1420567              760422                945095
   38        73             0           0      107500            1519872              717683                884868
   39        74             0           0      107500            1621199              670574                816482
   40        75             0           0      107500            1724564              618824                739543
   41        76             0           0      107500            1830020              561108                652609
   42        77             0           0      107500            1936255              495373                592186
   43        78             0           0      107500            2042747              420618                522755
   44        79             0           0      107500            2148887              335722                443167

                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Current Cost of Insurance Charges (Continued)

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                                                LEDGER ILLUSTRATION

                                                                  -------------Projected Values at 12% (10.27% Net)-----------
  End of                  Annual       With-                       Accumulation          EOY  Net              EOY Net
  Year       Age         Premium      drawal     Net Loan            Value           Surrender Value        Death Benefit
 -----------------------------------------------------------------------------------------------------------------------------
   45        80             0           0         107500            2253961              239438                352136
   46        81             0           0              0            2363611              251326                369507
   47        82             0           0              0            2477845              263753                387645
   48        83             0           0              0            2596748              276655                406492
   49        84             0           0              0            2720383              289944                425963
   50        85             0           0              0            2848758              303473                445911
   51        86             0           0              0            2981843              371052                466144
   52        87             0           0              0            3119565              330446                486425
   53        88             0           0              0            3261807              343373                506463
   54        89             0           0              0            3408419              355511                525932
   55        90             0           0              0            3559202              366492                544452
   56        91             0           0              0            3713933              375914                561611
   57        92             0           0              0            3878931              389917                545074
   58        93             0           0              0            4056098              410078                531761
   59        94             0           0              0            4247722              437632                522587
   60        95             0           0              0            4456472              474928                519492
                     --------     -------       --------
Total ......           180000      180000        1432500




THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS  PAID AT THE BEGINNING OF EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM
DEATH BENEFIT  OPTION B TO OPTION A AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $107,500 EACH YEAR AGES 65 TO 80.

THE HYPOTHETICAL INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT
BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION
SELECTED, PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE  DEATH  BENEFIT  AND  CASH  VALUE FOR A CONTRACT  WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES  OF  RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A  PERIOD  OF  YEARS,  BUT ALSO
LUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY  AVLIC OR THE FUNDS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                    DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                LEDGER ILLUSTRATION

                                                               -------------Projected Values at 12% (10.27% Net)--------------
                                                                   EOY
 End of                 Annual       With-                     Accumulation           EOY Net              EOY Net
  Year       Age        Premium      drawal     Net Loan           Value          Surrender Value       Death Benefit
------------------------------------------------------------------------------------------------------------------------------
    1        36          6000            0          0               5632                3868                225632
    2        37          6000            0          0              11806               10043                231807
    3        38          6000            0          0              18590               16827                238591
    4        39          6000            0          0              26044               24280                246044
    5        40          6000            0          0              34230               32467                254230
    6        41          6000            0          0              43223               41636                263223
    7        42          6000            0          0              53097               51686                273097
    8        43          6000            0          0              63944               62710                283944
    9        44          6000            0          0              75857               74799                295857
   10        45          6000            0          0              88945               88063                308945
   11        46          6000            0          0             103320              102614                323319
   12        47          6000            0          0             119107              118578                339107
   13        48          6000            0          0             136451              136098                356451
   14        49          6000            0          0             155505              155328                375504
   15        50          6000            0          0             176434              176434                396434
   16        51          6000            0          0             199428              199428                419428
   17        52          6000            0          0             224682              224682                444682
   18        53          6000            0          0             252414              252414                472414
   19        54          6000            0          0             282863              282863                502863
   20        55          6000            0          0             316288              316288                536288
   21        56          6000            0          0             352979              352979                572979
   22        57          6000            0          0             393253              393253                613253
   23        58          6000            0          0             437467              437467                657467
   24        59          6000            0          0             486011              486011                706011
   25        60          6000            0          0             539301              539301                759301
   26        61          6000            0          0             597799              597799                817799
   27        62          6000            0          0             662009              662009                882009
   28        63          6000            0          0             732480              732480                952480
   29        64          6000            0          0             809807              809807               1029807
   30        65          6000            0          0             894645              894645               1114645
   31        66             0        91500          0             881282              881282               1057538
   32        67             0        88500       3000             869989              866839               1032137
   33        68             0            0      91500             949330              849947               1020826
   34        69             0            0      91500            1030676              830249               1005464
   35        70             0            0      91500            1113931              807408                985638
   36        71             0            0      91500            1198963              781039                960884
   37        72             0            0      91500            1286010              751115                918296
   38        73             0            0      91500            1375306              717591                868874
   39        74             0            0      91500            1466857              680181                812198
   40        75             0            0      91500            1560851              638766                748026
   41        76             0            0      91500            1657605              593341                676221
   42        77             0            0      91500            1755235              541683                629445
   43        78             0            0      91500            1853329              483024                575690
   44        79             0            0      91500            1951408              414885                512455


                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values, Withdrawals and Loans
                                           Based on Guaranteed Cost of Insurance Charges (Continued)

ISSUE AGE: 35                                                                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                                                                   DEATH BENEFIT OPTION: A  AFTER AGE  65
PREFERRED UNDERWRITING CLASS                                                                 INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000


                                                LEDGER ILLUSTRATION

                                                               -------------Projected Values at 12% (10.27% Net)--------------
                                                                    EOY
 End of                  Annual       With-                     Accumulation          EOY Net               EOY Net
  Year       Age        Premium      drawal     Net Loan           Value          Surrender Value        Death Benefit
------------------------------------------------------------------------------------------------------------------------------
   45        80            0           0         91500            2048815              335837                438278
   46        81            0           0             0            2150015              348499                456000
   47        82            0           0             0            2254988              361224                473974
   48        83            0           0             0            2363655              373806                491989
   49        84            0           0             0            2475885              385984                509778
   50        85            0           0             0            2591527              397131                526707
   51        86            0           0             0            2710405              406289                541809
   52        87            0           0             0            2832296              412974                554589
   53        88            0           0             0            2956947              416659                564507
   54        89            0           0             0            3084095              416792                570997
   55        90            0           0             0            3213397              412729                573399
   56        91            0           0             0            3344422              403721                570942
   57        92            0           0             0            3484877              397141                536536
   58        93            0           0             0            3636686              394563                503664
   59        94            0           0             0            3802206              397977                474022
   60        95            0           0             0            3984338              409898                449742
                     -------     -------       -------
Total .........       180000      180000       1192500





THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY  YEAR UNTIL AGE 65, A CHANGE FROM
DEATH BENEFIT  OPTION B TO OPTION A AT AGE 65 AND WITHDRAWALS AND THEN LOANS OF $91,500 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN  SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD
NOT BE DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS  THAN
THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE BY AN OWNER, DEATH BENEFIT
OPTION  SELECTED, PREVAILING  INTEREST  RATES AND  RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD
BE DIFFERENT  FROM  THOSE  SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER  A  PERIOD OF YEARS,  BUT ALSO
FLUCTUATED ABOVE  OR  BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS
THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                RETIREMENT PLANNING COMPARISONS


CLIENT AGE:  35                                                                                  CURRENT COST OF INSURANCE CHARGES
RETIREMENT AGE: 65                                                                               DEATH BENEFIT OPTION: B TO AGE 65
PERSONAL TAX BRACKET:  31%                                                                    DEATH BENEFIT OPTION: A AFTER AGE 65
YEARLY NET CONTRIBUTIONS: $6,000

                                                  ACCUMULATION PHASE ASSUMPTIONS


                                Taxable Investment                   Qualified Plan                  Private Retirement
Strategy
                          ----------------------------------------------------------------------------------------------------------

Pre-Tax Dollars           8,695   8,695   8,695    8,695      6,000     6,000   6,000     6,000    8,695    8,695   8,695     8,695
After-Tax Contributions   6,000   6,000   6,000    6,000      6,000     6,000   6,000     6,000    6,000    6,000   6,000     6,000

Interest Rate (%)         0.00%   6.00%   8.00%   12.00%      0.00%     6.00%   8.00%    12.00%    0.00%   6.00%    8.00%    12.00%
Net Interest Rate (%)     0.00%   4.14%   5.52%    8.28%      0.00%     6.00%   8.00%    12.00%   -1.73%   4.27%    6.27%    10.27%

End of
Policy
 Yr.      Age

  1       36              6,000    6,248   6,331    6,497     6,000    6,360    6,480     6,720    4,995    5,313   5,419    5,632
  2       37             12,000   12,755  13,012   13,532    12,000   13,102   13,478    14,246    9,943   10,893  11,218   11,882
  3       38             18,000   19,532  20,061   21,149    18,000   20,248   21,037    22,676   14,772   16,677  17,347   18,740
  4       39             24,000   26,589  27,500   29,397    24,000   27,823   29,200    32,117   19,498   22,689  23,840   26,282
  5       40             30,000   33,938  35,349   38,328    30,000   35,852   38,016    42,691   24,114   28,928  30,710   34,568
  6       41             36,000   41,592  43,632   47,998    36,000   44,363   47,537    54,534   28,633   35,415  37,994   43,687
  7       42             42,000   49,562  52,371   58,469    42,000   53,385   57,820    67,798   33,043   42,148  45,702   53,710
  8       43             48,000   57,862  61,593   69,807    48,000   62,948   68,925    82,654   37,349   49,140  53,864   64,732
  9       44             54,000   66,506  71,325   82,084    54,000   73,085   80,919    99,292   41,545   56,394  62,502   76,850
 10       45             60,000   75,508  81,593   95,377    60,000   83,830   93,873   117,927   45,641  63,929   71,652   90,182
 11       46             66,000   84,882  92,428  109,771    66,000   95,220  107,863   138,799   49,619  71,736   81,326  104,833
 12       47             72,000   94,645 103,861  125,357    72,000  107,293  122,972   162,175   53,484  79,832   91,561  120,942
 13       48             78,000  104,811 115,925  142,233    78,000  120,090  139,290   188,356   57,235  88,225  102,389  138,655
 14       49             84,000  115,399 128,656  160,507    84,000  133,656  156,913   217,678   60,862  96,916  113,834  158,126
 15       50             90,000  126,425 142,089  180,294    90,000  148,035  175,946   250,520   64,377 105,926  125,945  179,543
 16       51             96,000  137,907 156,263  201,719    96,000  163,277  196,501   287,302   67,844 115,335  138,830  203,174
 17       52            102,000  149,865 171,220  224,918   102,000  179,434  218,701   328,498   71,257 125,153  152,529  229,239
 18       53            108,000  162,318 187,003  250,038   108,000  196,560  242,678   374,638   74,612 135,389  167,088  257,981
 19       54            114,000  175,286 203,657  277,238   114,000  214,714  268,572   426,315   77,902 146,057  182,552  289,669
 20       55            120,000  188,792 221,230  306,690   120,000  233,956  296,538   484,192   81,124 157,169  198,976  324,600

 30       65            180,000  358,750 460,202  774,865   180,000  502,810  734,075 1,621,756  107,406 298,323  434,906  960,015


                                          DISTRIBUTION PHASE ASSUMPTIONS


                                Taxable Investment                      Qualified Plan               Private Retirement Strategy
                          ----------------------------------------------------------------------------------------------------------


Pre-Tax Dollars           6,000  16,500  39,000  107,500      8,695    23,913  56,521   155,797    6,000  16,500   39,000  107,500
After Tax Distribution    6,000  16,500  39,000  107,500      6,000    16,500  39,000   107,500    6,000  16,500   39,000  107,500



                                                         REMAINING VALUES END OF YEAR
Yr.       Age

 1        66            174,000  356,419 444,452  722,623   171,305  507,631  731,759  1,641,874  97,477  292,131  419,332  939,950
 2        67            168,000  353,992 427,833  666,055   162,610  512,741  729,257  1,664,406  87,372  285,509  402,758  917,763
 3        68            162,000  351,464 410,297  604,804   153,915  518,158  726,554  1,689,642  77,052  278,429  385,141  892,921
 4        69            156,000  348,832 391,792  538,481   145,220  523,899  723,636  1,717,906  66,468  270,864  366,435  865,091
 5        70            150,000  346,090 372,266  466,666   136,525  529,985  720,484  1,749,562  55,567  262,780  346,604  833,933
 6        71            144,000  343,235 351,663  388,905   127,830  536,437  717,080  1,785,017  44,287  254,143  325,654  799,076
 7        72            138,000  340,262 329,922  304,705   119,135  543,275  713,404  1,824,727  32,567  244,922  303,565  760,422
 8        73            132,000  337,166 306,981  213,534   110,440  550,524  709,434  1,869,201  20,338  235,082  280,361  717,683
 9        74            126,000  333,941 282,773  114,813   101,745  558,208  705,146  1,919,013   7,512  224,577  255,966  670,574
10        75            120,000  330,584 257,229        0    93,050  566,352  700,515  1,974,802       0  213,356  230,130  618,824
11        76            114,000  327,087 230,276             84,355  574,986  695,513  2,037,285           201,358 202,767  561,108
12        77            108,000  323,445 201,834             75,660  584,137  690,112  2,107,267           188,548 173,496  495,373
13        78            102,000  319,652 171,823             66,965  593,838  684,278  2,185,646           174,844 142,174  420,618
14        79             96,000  315,703 140,154             58,270  604,120  677,977  2,273,431           160,186 108,647  335,722
15        80             90,000  311,590 106,738             49,575  615,019  671,173  2,371,750           144,514  72,749  239,438


Yrs. To Pay Benefit          15       15      15       10        15       15       15         15      10        15      15       15

THIS IS A LIFE INSURANCE POLICY ILLUSTRATION.

THE ILLUSTRATION ASSUMES DEATH BENEFIT OPTION B UNTIL RETIREMENT  AT  AGE 65 AND  A CHANGE  TO  DEATH BENEFIT  OPTION A DURING THE
DISTRIBUTION STAGE.  EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF  INSUFFICIENT  CASH  VALUE. SHOULD THE
POLICY  LAPSE WHILE LOANS ARE  OUTSTANDING,  THE PORTION OF THE LOANS ATTRIBUTABLE TO EARNINGS WILL  BECOME  TAXABLE DISTRIBUTIONS.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND  WILL  DEPEND  ON  A NUMBER OF  FACTORS,  INCLUDING  THE  INVESTMENT  ALLOCATIONS   MADE   BY  AN  OWNER, DEATH  BENEFIT OPTION
SELECTED, PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT
FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE  FUNDS THAT  THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                               RETIREMENT PLANNING COMPARISONS


CLIENT AGE:  35                                                                                  CURRENT COST OF INSURANCE CHARGES
RETIREMENT AGE: 65                                                                               DEATH BENEFIT OPTION: B TO AGE 65
PERSONAL TAX BRACKET:  31%                                                                    DEATH BENEFIT OPTION: A AFTER AGE 65
YEARLY NET CONTRIBUTIONS: $6,000

                                                  ACCUMULATION PHASE ASSUMPTIONS


                                Taxable Investment                   Qualified Plan                  Private Retirement Strategy
                          ----------------------------------------------------------------------------------------------------------


Pre-Tax Dollars           8,695   8,695   8,695    8,695      6,000     6,000   6,000     6,000    8,695    8,695    8,695    8,695
After-Tax Contributions   6,000   6,000   6,000    6,000      6,000     6,000   6,000     6,000    6,000    6,000    6,000    6,000

Interest Rate (%)         0.00%   6.00%   8.00%   12.00%      0.00%     6.00%   8.00%    12.00%    0.00%    6.00%    8.00%    12.00%
Net Interest Rate (%)     0.00%   4.14%   5.52%    8.28%      0.00%     6.00%   8.00%    12.00%   -1.73%    4.27%    6.27%    10.27%


End of
Policy
 Yr.      Age

  1       36              6,000    6,248   6,331    6,497     6,000    6,360    6,480     6,720    4,995    5,313    5,419    5,632
  2       37             12,000   12,755  13,012   13,532    12,000   13,102   13,478    14,246    9,872   10,819   11,144   11,807
  3       38             18,000   19,532  20,061   21,149    18,000   20,248   21,037    22,676   14,640   16,536   17,203   18,591
  4       39             24,000   26,589  27,500   29,397    24,000   27,823   29,200    32,117   19,300   22,472   23,616   26,044
  5       40             30,000   33,938  35,349   38,328    30,000   35,852   38,016    42,691   23,848   28,628   30,398   34,230
  6       41             36,000   41,592  43,632   47,998    36,000   44,363   47,537    54,534   28,286   35,013   37,573   43,224
  7       42             42,000   49,562  52,371   58,469    42,000   53,385   57,820    67,798   32,607   41,632   45,155   53,097
  8       43             48,000   57,862  61,593   69,807    48,000   62,948   68,925    82,654   36,815   48,492   53,173   63,944
  9       44             54,000   66,506  71,325   82,084    54,000   73,085   80,919    99,292   40,904   55,598   61,645   75,857
 10       45             60,000   75,508  81,593   95,377    60,000   83,830   93,873   117,927   44,877   62,961   70,603   88,944

 11       46             66,000   84,882  92,428  109,771    66,000   95,220  107,863   138,799   48,729   70,582   80,065  103,320
 12       47             72,000   94,645 103,861  125,357    72,000  107,293  122,972   162,175   52,453   78,469   90,058  119,107
 13       48             78,000  104,811 115,925  142,233    78,000  120,090  139,290   188,356   56,051   86,626  100,614  136,451
 14       49             84,000  115,399 128,656  160,507    84,000  133,656  156,913   217,678   59,519   95,064  111,761  155,505
 15       50             90,000  126,425 142,089  180,294    90,000  148,035  175,946   250,520   62,852  103,784  123,528  176,434
 16       51             96,000  137,907 156,263  201,719    96,000  163,277  196,501   287,302   66,047  112,793  135,950  199,428
 17       52            102,000  149,865 171,220  224,918   102,000  179,434  218,701   328,498   69,091  122,089  149,051  224,682
 18       53            108,000  162,318 187,003  250,038   108,000  196,560  242,678   374,638   71,972  131,667  162,859  252,414
 19       54            114,000  175,286 203,657  277,238   114,000  214,714  268,572   426,315   74,679  141,527  177,403  282,863
 20       55            120,000  188,792 221,230  306,690   120,000  233,956  296,538   484,192   77,197  151,661  192,712  316,288
 30       65            180,000  358,750 460,202  774,865   180,000  502,810  734,075 1,621,756   88,696  266,323  395,156  894,645

                                          DISTRIBUTION PHASE ASSUMPTIONS



                                Taxable Investment                      Qualified Plan               Private Retirement Strategy
                          ----------------------------------------------------------------------------------------------------------


Pre-Tax Dollars           6,000  12,000  30,500   91,500      8,695    17,391  44,202   132,608    6,000   12,000   30,500    91,500
After Tax Distribution    6,000  12,000  30,500   91,500      6,000    12,000  30,500    91,500    6,000   12,000   30,500    91,500

                                              REMAINING VALUES END OF YEAR

Yr.        Age

 1        66            174,000  361,106 453,421  739,948   171,305  514,544   745,063  1,667,845  76,467  260,360  382,773  881,282
 2        67            168,000  363,559 446,267  702,140   162,610  526,982   756,930  1,719,466  63,801  253,778  369,547  866,839
 3        68            162,000  366,113 438,717  661,200   153,915  540,167   769,746  1,777,281  50,621  246,522  355,452  849,947
 4        69            156,000  368,773 430,751  616,872   145,220  554,142   783,588  1,842,034  36,843  238,530  340,462  830,249
 5        70            150,000  371,544 422,344  568,872   136,525  568,957   798,537  1,914,557  22,358  229,721  324,544  807,408
 6        71            144,000  374,429 413,474  516,899   127,830  584,659   814,681  1,995,782   7,011  219,979  307,632  781,039
 7        72            138,000  377,434 404,114  460,622   119,135  601,305   832,118  2,086,755       0  209,037  289,542  751,115
 8        73            132,000  380,563 394,238  399,685   110,440  618,948   850,949  2,188,645          196,931  270,347  717,591
 9        74            126,000  383,821 383,816  333,703   101,745  637,651   871,287  2,302,761          183,310  249,991  680,181
10        75            120,000  387,214 372,819  262,257    93,050  657,475   893,251  2,430,572          167,893  228,530  638,766
11        76            114,000  390,748 361,215        0    84,355  678,489   916,973  2,573,720          150,379  206,083  593,341
12        77            108,000  394,428 348,971             75,660  700,764   942,593  2,734,045          130,396  182,827  541,683
13        78            102,000  398,261 336,050             66,965  724,376   970,262  2,913,609          107,487  158,811  483,024
14        79             96,000  402,252 322,417             58,270  749,404 1,000,145  3,114,722           81,090  133,023  414,885
15        80             90,000  406,409 308,031             49,575  775,934 1,032,419  3,339,967           50,443  105,146  335,837

Yrs. To Pay Benefit          15       15      15       11        15       15        15         15        7      15       15       15



THIS IS A LIFE INSURANCE POLICY ILLUSTRATION.

THE ILLUSTRATION  ASSUMES DEATH  BENEFIT  OPTION B UNTIL RETIREMENT AT AGE 65 AND  A  CHANGE  TO  DEATH  BENEFIT OPTION A DURING THE
DISTRIBUTION STAGE.  EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE  OF  INSUFFICIENT  CASH  VALUE. SHOULD THE
POLICY  LAPSE WHILE LOANS ARE  OUTSTANDING,  THE PORTION OF THE LOANS ATTRIBUTABLE TO  EARNINGS WILL BECOME  TAXABLE  DISTRIBUTIONS.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS  MADE  BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES  FOR  INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS  CAN  BE MADE BY AVLIC OR THE FUNDS  THAT  THESE HYPOTHETICAL RATES OF
RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1994 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past and may experience in the future. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1994. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 69-year period: investments of one dollar would have grown to $810.54 and $2,842.77 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $25.86.

The lowest risk strategy over the past 69 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1994 period.


(OMITTED GRAPH ILLUSTRATES LONG TERM MARKET TRENDS AS DESCRIBED IN THE NARRATIVE ABOVE.)
















                      Year End 1925 = $1.00
                      Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX D

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF
STANDARD & POOR'S 500 INDEX

                           %
             Year        Change
----------------------------------
 1           1970         3.93
 2           1971        14.56              (OMITTED GRAPH DEPICTS THE ACTIVITY
 3           1972        18.90              OF THE S&P 500 INDEX FOR THE YEARS
 4           1973       -14.77              1970-1994.)
 5           1974       -26.39
 6           1975        37.16
 7           1976        23.57
 8           1977        -7.42
 9           1978         6.38
10           1979        18.20
11           1980        32.27
12           1981        -5.01
13           1982        21.44
14           1983        22.38
15           1984         6.10
16           1985        31.57
17           1986        18.56
18           1987         5.10
19           1988        16.61
20           1989        31.69
21           1990        -3.14
22           1991        30.45
23           1992         7.61
24           1993        10.08
25           1994        -1.32

THE  CHART  ASSUMES  THE  RETURN  EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX
FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.